Exhibit 10.30


                                CREDIT AGREEMENT

                                      among

                       COLONIAL REALTY LIMITED PARTNERSHIP

                                   as Borrower

                                       and

                            COLONIAL PROPERTIES TRUST

                                  as Guarantor

                                       and

                                 SOUTHTRUST BANK

                                as Managing Agent

                                       and

                          THE LENDERS IDENTIFIED HEREIN
                       WACHOVIA BANK, NATIONAL ASSOCIATION

                             As Administrative Agent

                                       and

                     WELLS FARGO BANK, NATIONAL ASSOCIATION

                             as Documentation Agent

                                       and

                                  AMSOUTH BANK

                              as Syndication Agent

                                       and

                         PNC BANK, NATIONAL ASSOCIATION

                                   as Co-Agent

                          DATED AS OF NOVEMBER 22, 2002

                                TABLE OF CONTENTS

                                Table of Contents

                                                                          Page

Article 1 DEFINITIONS.......................................................1

Article 2 REVOLVING LOAN...................................................15
         ---------------

2.1               Disbursement of Revolving Advances.......................15
                  ----------------------------------
2.2               The Revolving Notes......................................16
                  -------------------
2.3               Payments.................................................16
                  --------
2.4               Interest Rate............................................16
                  -------------
2.5               Prepayment...............................................17
                  ----------
2.6               Fees.....................................................17
                  ----
2.7               Termination by Borrower of the Revolving Loan............17
                  ---------------------------------------------
2.8               Procedure for Revolving Advances Under Revolving Loan....18
                  -----------------------------------------------------
Article 3 LETTER OF CREDIT SUBFACILITY.....................................20
         -----------------------------

3.1               Issuance and Maintenance of Letters of Credit............20
                  ---------------------------------------------
3.2               Reimbursement Obligation of Borrower.....................21
                  ------------------------------------
3.3               Commissions and Fees.....................................21
                  --------------------
3.4               Reimbursement Obligation Absolute........................22
                  ---------------------------------
3.5               Surrender of Letter of Credit............................22
                  -----------------------------
Article 4 COMPETITIVE BID SUBFACILITY......................................22
         ----------------------------

4.1               Competitive Bid Option...................................22
                  ----------------------
4.2               Competitive Bid Quote Request............................23
                  -----------------------------
4.3               Invitation for Competitive Bid Quotes....................23
                  -------------------------------------
4.4               Submission and Contents of Competitive Bid Quotes........23
                  -------------------------------------------------
4.5               Notice to Borrower.......................................24
                  ------------------
4.6               Acceptance and Notice by Borrower........................25
                  ---------------------------------
4.7               Interest Rate and Payments...............................25
                  --------------------------
4.8               Prepayment...............................................25
                  ----------
Article 5 SWING LOAN.......................................................25
         -----------

5.1               Disbursement of Swing Loan Advances......................25
                  -----------------------------------
5.2               The Swing Loan Note......................................26
                  -------------------
5.3               Payments.................................................26
                  --------
5.4               Interest Rate............................................26
                  -------------
5.5               Prepayment...............................................26
                  ----------
5.6               Termination by Borrower of the Swing Loan................26
                  -----------------------------------------
5.7               Procedure for Swing Loan Advances........................26
                  ---------------------------------
Article 6 GENERAL PROVISIONS RELATING TO...................................27
         -------------------------------

ALL LOANS AND LETTERS OF CREDIT............................................27
-------------------------------

6.1               Interest Calculation; Late Charge; Default Rate..........27
                  -----------------------------------------------
6.2               Use of Proceeds..........................................28
                  ---------------
6.3               Place, Manner, Time and Extension of Payment.............28
                  --------------------------------------------
6.4               Obligation to Pay Loans Absolute.........................28
                  --------------------------------
6.5               Application of Payments..................................28
                  -----------------------
6.6               Capital Adequacy.........................................30
                  ----------------
6.7               Inability to Determine Interest Rate.....................31
                  ------------------------------------
6.8               Increased Costs..........................................31
                  ---------------
6.9               Continuation and Conversion Elections....................31
                  -------------------------------------
6.10              Funding Losses; Prepayment...............................32
                  --------------------------
6.11              Expansion of Facility....................................33
                  ---------------------
6.12              Term.....................................................33
                  ----
6.13              Miscellaneous............................................34
                  -------------
6.14              Discontinuance of Advances...............................34
                  --------------------------
Article 7 GUARANTY.........................................................34
         ---------

7.1               Guaranty of Payment......................................34
                  -------------------
7.2               Obligations Unconditional................................35
                  -------------------------
7.3               Modifications............................................36
                  -------------
7.4               Waiver of Rights.........................................36
                  ----------------
7.5               Reinstatement............................................36
                  -------------
7.6               Remedies.................................................36
                  --------
Article 8 CONDITIONS PRECEDENT TO MAKING ADVANCES,  SWING LOAN ADVANCES,
          OR ISSUING LETTERS OF CREDIT.....................................37
         -----------------------------

Article 9 REPRESENTATIONS AND WARRANTIES...................................39
         -------------------------------

9.1               Existence, Power and Qualification.......................39
                  ----------------------------------
9.2               Authority to Borrow Hereunder............................39
                  ------------------------------
9.3               Due Execution and Enforceability.........................39
                  --------------------------------
9.4               No Conflict..............................................40
                  -----------
9.5               Material Claims..........................................40
                  ---------------
9.6               Financial Statements Accurate............................40
                  -----------------------------
9.7               No Defaults or Restrictions..............................40
                  ---------------------------
9.8               Payment of Taxes.........................................40
                  ----------------
9.9               Necessary Permits, Etc...................................40
                  -----------------------
9.10              Regulation U.............................................41
                  ------------
9.11              Title to Assets..........................................41
                  ---------------
9.12              Compliance with Applicable Environmental Law.............41
                  --------------------------------------------
9.13              Disclosure...............................................42
                  ----------
9.14              Insolvency...............................................42
                  ----------
9.15              ERISA....................................................42
                  -----
9.16              Existing Debt............................................42
                  -------------
Article 10 AFFIRMATIVE COVENANTS...........................................42
          ----------------------

10.1              Payment of Loans and Reimbursement Obligation; Maintenance
                  of Maximum Borrowing Base................................42
                  -------------------------
10.2              Insurance................................................43
                  ---------
10.3              Maintenance of Existence.................................43
                  ------------------------
10.4              Compliance with Laws; Payment of Claims..................43
                  ---------------------------------------
10.5              Accrual and Payment of Taxes.............................43
                  ----------------------------
10.6              Maintenance of Properties................................43
                  -------------------------
10.7              Other Indebtedness.......................................43
                  ------------------
10.8              Examination and Visitation By Lenders....................44
                  --------------------------------------
10.9              Accounting Records.......................................44
                  ------------------
10.10             Maintenance of Permits, Etc..............................44
                  ----------------------------
10.11             Conduct Business.........................................44
                  ----------------
10.12             Correction of Defect, Etc................................44
                  --------------------------
10.13             Financial and Other Information..........................44
                  -------------------------------
10.14             Compliance Certificate...................................45
                  ----------------------
10.15             Employee Plan Reports and Notices........................46
                  ---------------------------------
10.16             Ownership................................................46
                  ---------
10.17             REIT Status..............................................46
                  -----------
10.18             Ratings..................................................46
                  -------
10.19             Registration of Stock of CLP.............................46
                  ----------------------------
10.20             Key Officers.............................................46
                  ------------
10.21             Environmental Laws.......................................46
                  ------------------
10.22             Newly formed Significant Subsidiaries of CLP as
                  Guarantors...............................................48
                  ----------
Article 11 NEGATIVE COVENANTS..............................................48
          -------------------

11.1              Debt.....................................................49
                  -----
11.2              Merger, Consolidation, Etc...............................49
                  ---------------------------
11.3              Sale or Disposition of Substantially All Assets..........49
                  -----------------------------------------------
11.4              Other Disposition of Assets..............................49
                  ---------------------------
11.5              ERISA Funding and Termination............................49
                  -----------------------------
11.6              Transactions with Affiliates.............................49
                  ----------------------------
11.7              Distributions............................................50
                  -------------
11.8              Financial Covenants:.....................................50
                  -------------------
11.9              Change in Business.......................................51
                  ------------------
11.10             Changes in Accounting; Fiscal Year.......................51
                  ----------------------------------
11.11             Loans or Advances........................................51
                  ------------------
11.12             Investments..............................................51
                  -----------
11.13             Change in Management.....................................52
                  --------------------
Article 12 EVENTS OF DEFAULT AND REMEDIES..................................52
          -------------------------------

12.1              Events of Default........................................52
                  -----------------
12.2              Remedies.................................................54
                  --------
Article 13 AGENCY PROVISIONS...............................................55
          ------------------

13.1              Appointment..............................................55
                  -----------
13.2              Delegation of Duties.....................................55
                  --------------------
13.3              Exculpatory Provisions...................................55
                  ----------------------
13.4              Reliance on Communications...............................56
                  --------------------------
13.5              Notice of Default; Default by Credit Parties.............56
                  --------------------------------------------
13.6              Non-Reliance on Agent and Other Lenders..................57
                  ---------------------------------------
13.7              Indemnification..........................................58
                  ---------------
13.8              Agent in Its Individual Capacity.........................58
                  --------------------------------
13.9              Successor Agent..........................................58
                  ---------------
13.10             Reimbursement of Expenses................................59
                  -------------------------
13.11             Resignation or Removal of Agent..........................59
                  -------------------------------
Article 14 PARTICIPATIONS, ASSIGNMENTS, AND SETOFF.........................59
          ----------------------------------------

14.1              Participations...........................................59
                  --------------
14.2              Assignment...............................................60
                  ----------
14.3              Right to Purchase........................................62
                  -----------------
14.4              Setoff...................................................62
                  ------
Article 15 GENERAL PROVISIONS..............................................63
          -------------------

15.1              Notices..................................................63
                  -------
15.2              Amendments, Waiver, and Consents.........................63
                  --------------------------------
15.3              Defaulting Lender........................................64
                  -----------------
15.4              Consent of Lenders.......................................64
                  ------------------
15.5              Other Loans by Lenders to Credit Parties.................64
                  ----------------------------------------
15.6              Time.....................................................65
                  ----
15.7              No Control By Lenders....................................65
                  ---------------------
15.8              No Waiver By Lenders, Etc................................65
                  --------------------------
15.9              Lenders' Expenses........................................65
                  -----------------
15.10             GAAP.....................................................66
                  ----
15.11             Number and Gender........................................66
                  -----------------
15.12             Headings.................................................66
                  --------
15.13             Survival of Covenants, Etc...............................66
                  ---------------------------
15.14             Successors and Assigns...................................66
                  ----------------------
15.15             Severability of Provisions...............................66
                  --------------------------
15.16             Entire Agreement, Counterparts...........................66
                  ------------------------------
15.17             Trustees Not Liable for Obligations of CLP...............67
                  ------------------------------------------
15.18             Certain Provisions.......................................67
                  ------------------
15.19             EUPP Liability...........................................67
                  --------------
15.20             Termination of Prior Credit Agreement....................67
                  -------------------------------------
15.21             Controlling Law; Consent to Venue........................67
                  ---------------------------------
15.22             Waiver of Jury Trial.....................................68
                  --------------------

                                CREDIT AGREEMENT

         THIS CREDIT AGREEMENT (this "Agreement") dated as of November 22, 2002, is among COLONIAL REALTY LIMITED PARTNERSHIP, a Delaware limited partnership ("Borrower" or "CRLP"); COLONIAL PROPERTIES TRUST, an Alabama trust ("CLP"), the Lenders (as defined herein), and SOUTHTRUST BANK, an Alabama banking corporation ("SouthTrust"), as Agent for the Lenders.

                                   AGREEMENT:

         NOW, THEREFORE, the parties agree as follows:

Article 1.........
                                   DEFINITIONS
         In addition to the terms defined in the introductory paragraph, the following terms shall have the following respective meanings:

         "Adjusted London Interbank Offered Rate" means a rate per annum, applicable to any Interest Period, equal to the quotient obtained (rounded upwards, if necessary, to the next higher 1/100th of 1%) by dividing (i) the applicable London Interbank Offered Rate for such Interest Period by (ii) 1.00 minus the Euro-Dollar Reserve Percentage (Adjusted London Interbank Offered Rate shall be adjusted automatically on and as of the effective date of any change in the Euro-Dollar Reserve Percentage).

         "Administrative Agent" shall mean Wachovia Bank, National Association The title of Administrative Agent shall be in name only.

         "Advance" means a Revolving Advance or a Competitive Bid Advance, as the case may be.

         "Affiliate" means any Person which, directly or indirectly, controls, or is controlled by, or is under common control with, another Person. For purposes of this definition, "control" (including, with correlative meanings, the terms "controlled by" and "under common control with"), as used with any person means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person whether through the ownership of voting securities or by contract or otherwise.

         "Agent" means SouthTrust (or any successor thereto), or any successor agent appointed pursuant to Section 13.9 Notwithstanding the fact that other Lenders may in some limited capacity serve as a type of agent for this Agreement, the term "Agent" as used herein shall refer solely to SouthTrust.

         "Agreement" or "Credit Agreement" means this Agreement, as the same may hereafter be modified or amended.

         "Anniversary Date" means each anniversary of the Closing Date.

         "Applicable Environmental Law" means any statutory law or case law pertaining to health or the environment, or petroleum products, or oil, or hazardous substances, including without limitation the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as codified at 42 U.S.C. ss. 9601 et. seq.; the Resource Conservation and Recovery Act of 1976, as amended, as codified at 42 U.S.C. ss. 6901 et seq.; the Superfund Amendments and Reauthorization Act of 1986, as codified at 42 U.S.C. ss. 9671, et seq.; and any state or local law, regulation or ordinance pertaining to such matters.

         "Base Rate" means the rate of interest designated by SouthTrust periodically as its Base Rate. The Base Rate is not necessarily the lowest rate charged by SouthTrust.

         "Base Rate Advance" means an advance of a Base Rate Loan.

         "Base Rate Loan" means a Loan which bears or is to bear interest at a rate based upon the Base Rate, and to be made as a Base Rate Loan pursuant to the applicable Notice of Borrowing or Notice of Continuation or Conversion.

         "Borrowing Date" means the date an Advance is to be disbursed hereunder.

         "Capitalization Rate" means 9.00% for multifamily Properties, 9.50% for strip shopping centers Properties, 8.50% for all enclosed shopping mall Properties and 9.50% for office complex Properties, as such rates may be adjusted by Lenders on each anniversary of the Closing Date based upon then current market conditions. Agent shall give Borrower prompt written notice of any such adjustments.

         "Cash Management Agreements" means that certain Cash Management Service Agreement dated November 16, 1994, between Borrower and SouthTrust and exhibits thereto providing for Automatic Loan Adjustment Service, Account Reconcilement Service, Controlled Disbursement Service, SouthLink Service, Zero Balance Account Service, and Automated Clearing House Service, and any agreement given in renewal of, substitution for, or as a supplement to, any of the foregoing, or any agreement entered into by Borrower relating to its cash management arrangements with SouthTrust.

         "Closing Date" means the date of this Agreement.

         "Co-Agent" shall mean PNC Bank, National Association. The title of Co-Agent shall be in name only.

         "Colonial Investments" means the amount of any investment by any Credit Party in any unconsolidated Person, whether by means of purchase or acquisition of obligations or securities of such Person, capital contribution to such Person, loan or advance to such Person or making of a time deposit with such Person.

         "Commitment Period" means the period of time during which Lenders shall be committed to make Advances to Borrower and SouthTrust shall be obligated to make Swing Loan Advances to Borrower, and shall be from the Closing Date until the Commitment Termination Date.

         "Commitment Termination Date" means the first to occur of (i) the date that Lenders, by reason of an Event of Default, suspend the making of further Advances, or SouthTrust, by reason of Event of Default, suspends the making of Swing Loan Advances, (ii) the Maturity Date (or if extended, then the Maturity Extension Date), or (iii) the date that the Revolving Loan is terminated by Borrower as provided in Section 2.7. hereof.

         "Competitive Bid Advance" means an advance by a Lender pursuant to
Article 4.

         "Competitive Bid Loan" means a loan made by some or all of the Lenders pursuant to Article 4 hereof, together with accrued interest thereon and other agreed charges as shall be outstanding at any given time, which shall be due and owing on or before the Stated Maturity Date.

         "Competitive Bid Note" means a promissory note in substantially the form of Exhibit A attached hereto, with appropriate insertions, evidencing a Competitive Bid Loan, duly executed and delivered to Agent by Borrower for the account of a Lender and payable to the order of such Lender, together with any renewals, extensions, modifications, or amendments to such promissory note.

         "Competitive Bid Quote" means a Competitive Bid Quote in substantially the form of Exhibit B attached hereto, completed and delivered by a Lender to Agent in accordance with Section 4.2.

         "Competitive Bid Quote Request" means Competitive Bid Quote Request in substantially the form of Exhibit C attached hereto, completed and delivered by Borrower to Agent in accordance with Section 4.2.

         "Compliance Certificate" means the certificate in the form of Exhibit E hereto completed and delivered by Credit Parties to Agent in accordance with
Section 10.14.

         "Construction in Process" means (i) any Property which is in the process of being developed but is not classified as a Stabilized Property or Non-Stabilized Property and (ii) the redevelopment costs associated with any Property, which in the case of either (i) or (ii) is calculated on a consolidated basis for the Borrower and the Guarantors and which is the Construction in Process as shown from time to time on the books and records of the Borrower and the Guarantors, maintained in accordance with GAAP.

         "Corporate Recurring Income" means recurring income received by one or more Subsidiaries of any of the Credit Parties for sales commissions, leasing fees, and management fees relating to any Property not wholly owned by a Credit Party.

         "Credit Documents" means collectively this Agreement, the Notes, the Letters of Credit, the Letters of Credit Agreements, any guaranty agreement provided pursuant to Section 7.1, and any other documents or instruments now or hereafter executed by Borrower or others evidencing, securing, or relating to the Loans or the Letters of Credit.

         "Credit Parties" means, collectively, the Borrower and Guarantors.

         "Credit Party Obligations" means all principal, interest, fees, charges, expenses, attorneys' fees and expenses and other indebtedness and obligations of the Credit Parties to SouthTrust, the Lenders and the Agent, whenever arising, under this Credit Agreement, the Notes, or any of the other Credit Documents, as any of the same may hereafter be amended or extended.

         "Debt" means the total indebtedness of Credit Parties, determined in accordance with GAAP.

         "Debt Rating" has the meaning set forth herein in the chart in Section 2.4.

         "Debt Service" means the sum of the following amounts for the immediately preceding fiscal quarter on an annualized basis: (i) Interest Expense, (ii) debt amortization excluding balloon payments (including accruals of debt amortization to the extent not paid on a monthly or quarterly basis and Credit Parties' pro-rata share of debt amortization from Unconsolidated Subsidiaries) and (iii) capital expenditures in an amount equal to five percent (5%) of Funds From Operations, plus Credit Parties' amortized leasing commissions and tenant improvements and Credit Parties' pro-rata share of amortized leasing commissions and tenant improvements from Unconsolidated Subsidiaries.

         "Default" means any event which will constitute an Event of Default with the lapse of time, giving of notice or both.

         "Default Rate" means a per annum rate of interest equal to two percent (2%) in excess of the Base Rate.

         "Defaulting Lender" means, at any time, any Lender that, (a) has failed to pay to Agent or any Lender its Revolving Commitment Percentage of any Advance made pursuant to the terms of this Credit Agreement or any of the other Credit Documents (but only for so long as such amount has not been repaid) or any expenses or other amounts from time to time due to Agent by such Lender pursuant to this Agreement, or (b) has been deemed insolvent or has become subject to a bankruptcy or insolvency proceeding or to a receiver, trustee, or similar official.

         "Documentation Agent" shall mean Wells Fargo Bank, National Association ("Wells Fargo"). The title of Documentation Agent shall be in name only.

         "Domestic Business Day" means any day except Saturday, Sunday or other day on which commercial banks in Alabama are authorized by law to close.

         "EBITDA" means the sum of property net operating income (as defined herein) for all Property types of the Credit Parties before extraordinary items (including gains and losses from debt restructuring and sales of Properties), equity in earnings from Unconsolidated Subsidiaries and minority interest in earnings. For purposes hereof, property net operating income shall be defined as the sum of the net operating income from:

(a) office Properties, multifamily Properties, and strip center Properties, calculated using the immediately preceding fiscal quarter multiplied by four
(4);

(b) enclosed mall Properties which have not converted from Construction in Process in the applicable period, calculated using the most immediately preceding four (4) fiscal quarters;

(c) enclosed mall Properties which have converted from Construction in Process in the applicable period, calculated using the average of the net operating income for each of the four fiscal quarters beginning in the first fiscal quarter after conversion up to the fourth fiscal quarter after conversion, and multiplied by four, and

(d) Credit Parties' pro-rata share of net operating income from Unconsolidated Subsidiaries using the same calculations as outlined in (a), (b) and (c) above for each Property type.

         For purposes hereof, property net operating income shall exclude Interest Expense, depreciation, amortization and income tax expense, but shall include (i) accruals of those expenses, (including but not limited to, insurance and property taxes) to the extent such expenses are not paid on a monthly or quarterly basis, (ii) an imputed management fee expense for all Properties equal to three percent (3%) of Effective Gross Income and (iii) an imputed reserve of $200 per unit per annum for multifamily Properties and of $0.20 per square foot per annum for all retail and office properties. Except as set forth above, the calculation to determine EBITDA shall be prepared in accordance with GAAP.

         "Effective Gross Income" means all collected rental income from all Properties, plus other Corporate Recurring Income.

         "Employee Plan" means any plan subject to Title IV of ERISA and maintained in whole or in part for employees of Credit Parties.

         "ERISA" means the Employee Retirement Income Security Act of 1974, together with all amendments from time to time thereto, including any rules or regulations promulgated thereunder.

         "EUPP Liability" has the meaning set forth in Section 15.19 hereof.

         "Euro-Dollar Advance" means an advance of a Euro-Dollar Loan.

         "Euro-Dollar Business Day" means any Domestic Business Day on which dealings in Dollar deposits are carried out in the London interbank market.

         "Euro-Dollar Loan" means a Loan which bears or is to bear interest at a rate based upon the Adjusted London Interbank Offered Rate, and to be made as a Euro-dollar Loan pursuant to the applicable Notice of Borrowing or Notice of Continuation or Conversion.

         "Euro-Dollar Reserve Percentage" means for any day that the percentage (expressed as a decimal) which is in effect on such day, as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement for a member bank of the Federal Reserve System in respect of "Eurocurrency liabilities" (or in respect of any other category of liabilities which includes deposits by reference to which the interest rate on Euro-Dollar Loans is determined or any category of extensions of credit or other assets which includes loans by a non-United States office of any Lender to United States residents).

         "Event of Default" means the events described in Section 12.1. hereof. "Extension Fee" means an extension fee equal to twenty (20) basis points of the Total Commitment. Such extension fee shall be paid to Lenders based on their pro rata share of the Total Commitment.

         "Facility Fee" means a facility fee as calculated in accordance with
Schedule 1.2.

         "Fixed Charges" means the sum of the following amounts for the immediately preceding fiscal quarter on an annualized basis: (i) Interest Expense, (ii) debt amortization excluding balloon payments (including accruals of debt amortization to the extent not paid on a monthly or quarterly basis and Credit Parties' pro-rata share of debt amortization from Unconsolidated Subsidiaries), (iii) capital expenditures in an amount equal to five percent (5%) of Funds From Operations, plus Credit Parties' amortized leasing commissions and tenant improvements and Credit Parties' pro-rata share of amortized leasing commissions and tenant improvements from Unconsolidated Subsidiaries, (iv) Preferred Stock Dividends, and (v) ground lease payments.

         "Fixed Rate Advance" means a Euro-Dollar Advance or a Competitive Bid Advance, or any or all of them, as the context shall require.

         "Fixed Rate Loans" means Euro-Dollar Loans or Competitive Bid Loans, or any or all of them, as the context shall require.

         "Funds From Operations" means EBITDA less Interest Expense and amortization of debt financing costs plus any gains or minus losses from the sales of Property.

         "GAAP" means, as in effect from time to time, generally accepted accounting principles consistently applied with respect to a Person conducting a business the same as or similar to that of Credit Parties.

         "GAV" means the sum of (without redundancy) (i) EBITDA from all wholly owned Properties which have not been acquired within the applicable reporting period, capitalized at the appropriate Capitalization Rate, (ii) pro rata share of EBITDA from Joint Ventures and Unconsolidated Subsidiaries which have not been acquired within the applicable reporting period, capitalized at the appropriate Capitalization Rate, (iii) Corporate Recurring Income less corporate general and administrative expenses, net of the imputed management fee included in the definition of EBITDA, all capitalized at eighteen percent (18%), (iv) Gross Book Value of wholly owned Properties acquired during the applicable reporting period, (v) pro rata share of Gross Book Value of Properties acquired by Joint Ventures (subject to the limitation in Section 11.8 (m) of this Agreement) and Unconsolidated Subsidiaries during the applicable reporting period, (vi) recorded value of land, and (vii) recorded value of Construction in Process (subject to the limitation of Section 11.8 (l) of this Agreement) and
(viii) remaining tangible assets, as determined in accordance with GAAP.

         "Gross Book Value" means the value of an asset as recorded in the books of Credit Parties, as determined in accordance with GAAP, before depreciation.

         "Guarantor(s)" means CLP, any Significant Subsidiary, and any newly formed Significant Subsidiaries of CLP as more particularly described in Section
10.22 of this Agreement.

         "Interest Expense" means, for the immediately preceding fiscal quarter on an annualized basis, all interest expense of the Credit Parties, plus (without redundancy) (i) the pro-rata share of interest expense in Unconsolidated Subsidiaries, (ii) capitalized interest, and (iii) all accrued, or paid interest incurred on any obligation for which the Credit Parties are wholly or partially liable under repayment, interest carry, or performance guarantees, or other relevant liabilities.

         "Interest Period(s)" means (1) with respect to each Euro-Dollar Advance, the period commencing on the date of such Borrowing and ending seven
(7), fourteen (14), thirty (30), sixty (60), ninety (90) or one hundred eighty
(180) days thereafter, as the Borrower may elect in the applicable Notice of Borrowing; provided that:

(a) any Interest Period (subject to paragraph (c) below) which would otherwise end on a day which is not a Euro-Dollar Business Day shall be extended to the next succeeding Euro-Dollar Business Day.

(b) any Interest Period which begins on the last Euro-Dollar Business Day of a calendar month (or on a day for which there is not a numerically corresponding day in the appropriate subsequent calendar month) shall, subject to paragraph
(c) below, end on the last Euro-Dollar Business Day of the appropriate subsequent calendar month; and

(c) no Interest Period may be selected which begins before the Commitment Termination Date and would otherwise end after the Commitment Termination Date.

         (2)......with respect to each Competitive Bid Advance, the period commencing on the date of such Borrowing and ending on the Stated Maturity Date or such other date or dates as may be specified in the applicable Competitive Bid Quote; provided that:

(a) any Interest Period (subject to clause (b) below) which would otherwise end on a day which is not a Domestic Business Day shall be extended to the next succeeding Domestic Business Day; and

(b) no Interest Period may be selected which begins before the Commitment Termination Date and would otherwise end after the Commitment Termination Date.

         "Internal Revenue Code" means the Internal Revenue Code of 1986, together with all amendments from time to time thereto, including any rules or regulations promulgated thereunder.

         "Investments" means any investment in any Person, whether by means of
(i) purchase or acquisition of all or substantially all of the assets of such Person (or of a division or line of business of such Person), (ii) purchase or acquisition of obligations or securities of such Person, (iii) capital contribution to such Person, (iv) loan or advance to such person, (v) making of a time deposit with such Person, (vi) guarantee or assumption of any obligation of such Person, or (vii) by any other means.

         "Invitation for Competitive Bid Quotes" means an Invitation for Competitive Bid Quotes substantially in the form of Exhibit D hereto, completed and delivered by Agent to Lenders in accordance with Section 4.3.

         "Joining Lender" has the meaning set forth in Section 6.11.

         "Joint Venture(s)" means any investment by any Credit Parties in a corporation, limited liability company, limited liability partnership, tenancy in common, and other similar entities.

         "Lender(s)" means any of the Persons identified as a "Lender" on the signature pages hereto, and including Agent whether in its capacity as Agent or a Lender, and SouthTrust, as holder of the Swing Loan, any Person which may become a Lender by way of assignment in accordance with the terms hereof, together with their successors and permitted assigns and any Joining Lender, together with their successors and permitted assigns.

         "Letter(s) of Credit" means any irrevocable Letter of Credit issued by Agent for the account of the Borrower, and all renewals and replacements of such Letters of Credit, in the aggregate amount of up to $15,000,000 available to be drawn from time to time, for the benefit of the beneficiaries named therein.

         "Letter of Credit Agreement(s)" means an Application and Agreement for Standby Letter of Credit executed by Borrower with respect to the issuance of any Letter of Credit, as the same may be amended or extended. To the extent that the provisions of any Letter of Credit Agreement are inconsistent with the terms of this Agreement, the terms hereof shall control; otherwise, all terms and conditions of any such Letter of Credit Agreement shall be binding upon and enforceable against Borrower and are expressly incorporated herein by this reference and made a part of this Agreement.

         "Letter of Credit Fee" means the fee payable by Borrower to Agent with respect to the issuance of a Letter of Credit pursuant to Section 3.3.

         "LIBOR Plus Rate" means the sum of the Margin plus the applicable London Interbank Offered Rate for the applicable Interest Period.

         "Lien" means any voluntary or involuntary mortgage, security deed, deed of trust, lien, pledge, assignment, charge, security interest, title retention agreement, financing lease, levy, execution, seizure, judgment, attachment, garnishment, charge or other encumbrance of any kind. Notwithstanding the foregoing, a notice of commencement filed with respect to any Property located in the State of Florida shall not constitute a "Lien" hereunder provided that
(i) the cost of the work described in such notice of commencement does not exceed five percent (5%) of Property GAV, and (ii) no other Liens relating to the work described in such notice of commencement are filed with respect to the Property.

         "Loans" means, collectively, the Revolving Loan, the Competitive Bid Loans, if any, and the Swing Loan.

         "London Interbank Offered Rate" or "LIBOR Rate" means for the Interest Period of such Euro-Dollar Loan, the rate per annum determined on the basis of the offered rate for deposits in dollars of amounts equal or comparable to the principal amount of such Euro-Dollar Loan offered for a term comparable to such Interest Period, which rates appear on Telerate Page 3750 effective as of 11:00 A.M., London time, 2 Euro-Dollar Business Days prior to the first day of such Interest Period, provided that if no such offered rates appear on such page, the "London Interbank Offered Rate" for such Interest Period will be the arithmetic average (rounded upward, if necessary, to the next higher 1/100th of 1%) of rates quoted by not less than 2 major banks in New York City, selected by the Agent, at approximately 10:00 A.M., New York City time, 2 Euro-Dollar Business Days prior to the first day of such Interest Period, for deposits in dollars offered by leading European banks for a period comparable to such Interest Period in an amount comparable to the principal amount of such Euro-Dollar Loan.

         "Margin" shall have the meaning ascribed to such term in Section 2.4 hereof.

         "Maturity Date" means the day which is thirty-six (36) months from the Closing Date, which may be extended as set forth herein in Section 6.12.

         "Maturity Extension Date" has the meaning set forth herein in Section 6.12.

         "Maximum Borrowing Base" means the difference between (i) Pool GAV divided by 1.70, and (ii) Unsecured Liabilities (excluding the outstanding principal balance of the Loans and the Reimbursement Obligation funded under Letter(s) of Credit) as more particularly set forth on Line 14 of the Compliance Certificate.

         "Multiemployer Plan" has the meaning set forth in Section 4001(a)(3) of ERISA.

         "Non-Stabilized Property" means (i) any Property which is not a Stabilized Property and (ii) such Property is at least 65% leased (based on the actual square footage at the Property) and wherein the tenants are paying at least the average monthly lease payments required by the terms of such leases and such leases are free from default by either the landlord or tenant thereunder, and (iii) there is no Lien on the Property.

         "Notes" means, collectively, the Revolving Notes, the Competitive Bid Notes, and the Swing Loan Note.

         "Organizational Documents" means (a) in the case of CLP, its declaration of trust and bylaws (b) in the case of CRLP, its partnership agreement and certificate of limited partnership, together, in each case, with all amendments thereto, and (c) in the case of any other Guarantor, similar documents relating to the formation and operation of such Person.

         "Overadvance" means a Revolving Advance by Lenders under the Revolving Notes when an Overadvance Condition exists or would result from the making of such Revolving Advance.

         "Overadvance Condition" means at any date, when the aggregate outstanding principal of the Revolving Loans plus the Reimbursement Obligation, plus the outstanding principal balance of all Competitive Bid Loans, plus the outstanding principal balance of the Swing Loan, exceed the Maximum Borrowing Base on such date.

         "Performance Pricing Determination Date" shall mean each date on which the Debt Rating changes.

         "Person" means an individual, corporation, limited liability company, limited partnership, partnership, association, joint-stock company, trust, business trust, unincorporated organization or Joint Venture, or a court or governmental authority.

         "Permitted Investments" means the sum of (i) Colonial Investments and
(ii) the aggregate book value of land and Construction in Process.

         "Pool" means the Credit Parties' unencumbered asset pool which shall consist of (i) cash from a 1031 exchange, (ii) cash or cash equivalents held by the Credit Parties for the sole purpose of liquidating or retiring unsecured Debt, and (iii) all Stabilized Properties and Non-Stabilized Properties of Credit Parties which are wholly owned and meet all of the following criteria:
(a) a certificate of occupancy has been issued for the Property and remains in full force and effect and (b) there is no Lien on the Property, (c) the Credit Parties have provided Agent with a Phase I environmental report for the Property in form and content acceptable to Lenders, and (iv) wholly owned Construction in Process which meets the criteria specified in (iii) (b) and (c), in an amount not to exceed ten percent (10%) of Pool GAV.

         "Pool EBITDA" means the sum of EBITDA of all Pool Properties.

         "Pool GAV" means the sum of (without redundancy) (i) 100% of Pool EBITDA from Stabilized Properties, capitalized at the appropriate Capitalization Rate; (ii) for each Non-Stabilized Property in the Pool, the lesser of (a) 75% of the Gross Book Value of Non-Stabilized Properties in the Pool, or (b) Pool EBITDA of Non-Stabilized Properties capitalized at the appropriate Capitalization Rate (subject, however, to such limitations set forth in Section
11.8 (i) and (j); (iii) 50% of the Gross Book Value of Construction in Process Pool Properties (subject, however, to such limitations set forth in Section 11.8
(i) and (j); (iv) cash from a 1031 exchange; and (v) cash or cash equivalents held by the credit parties for the sole purpose of liquidating or retiring unsecured debt. Notwithstanding the foregoing, any Properties acquired during the applicable reporting period that qualify for Pool shall be valued at Gross Book Value.

         "Pool Properties" means Properties included in the Pool.

         "Preferred Stock" means preferred stock issued by the Borrower.

         "Preferred Stock Dividends" means Borrower's preferred stock dividends which have been paid and which have been declared and not yet paid (excluding preferred stock dividends which are "paid in kind").

         "Prohibited Transaction" means any transaction set forth in Section 406 of ERISA or Section 4975 of the Code.

         "Property" or "Properties" means any multifamily, retail or office real estate property.

         "Property GAV" means EBITDA from wholly owned Properties, capitalized at the appropriate Capitalization Rate, or if such wholly owned Property has been acquired during the applicable reporting period, the Gross Book Value of such Property.

         "Qualified Rating Agency" means Moody's or Standard & Poors, or any other rating agency from time to time approved by Borrower and Lenders in writing as a Qualified Rating Agency.

         "Refunding Loan(s)" means a new Revolving Loan made on the day on which an outstanding Revolving Loan is maturing or a Base Rate Advance is being converted to a Fixed Rate Advance, if and to the extent that the proceeds thereof are used for the purpose of paying such maturing Loan or Loan being converted, excluding any difference between the amount of such maturing Loan or Loan being converted and any greater amount being borrowed on such day and actually either being made available to the Borrower pursuant to Section 2.8(c) or remitted to the Agent as provided in Section 2.3, in each case as contemplated in Section 2.8(d).

         "Regulation U" means Regulation U of the Board of Governors of the Federal Reserve System from time to time in effect and shall include any successor or other regulation or official interpretation of said Board of Governors relating to the extension of credit by Lenders for the purpose of purchasing or carrying margin stocks applicable to member Lenders of the Federal Reserve System.

         "Reimbursement Obligation" means at any time the sum of the undrawn portion of any Letters of Credit plus the amounts of all drawings against Letters of Credit and other fees and costs for which Borrower has not reimbursed Agent.

         "Reportable Event" means any of the events set forth in Section 4043(b) of ERISA.

         "Required Lenders" means the Lenders whose Total Commitments in the aggregate exceed sixty-six and 67/100 percent (66.67%) of the Total Commitment or if the Commitment Termination Date has occurred, Lenders having, at the time of determination thereof, at least sixty-six and 67/100 percent (66.67%) of the aggregate principal amount of the Loans outstanding plus all of the Reimbursement Obligations; provided, however, that if any Lender shall be a Defaulting Lender at such time then such Defaulting Lender's Total Commitment shall be excluded from the determination of Required Lenders.

         "Revolving Advance" means an advance of the Revolving Loan.

         "Revolving Commitment" means, for each Lender, such Lender's committed dollar amount of the Revolving Loan, as set forth on Schedule 1.1.

         "Revolving Commitment Percentage" means, for each Lender, the percentage identified as its Revolving Commitment Percentage on Schedule 1.1, as such percentage may be adjusted as set forth herein.

         "Revolving Loan" means the credit facility available to Borrower pursuant to Article 2 of this Agreement, together with interest thereon and other agreed charges as may be outstanding at any given time.

         "Revolving Notes" means the promissory notes in substantially the form of Exhibit F attached hereto, with appropriate insertions, evidencing each Lender's Revolving Commitment in the Revolving Loan, duly executed and delivered to Lenders by Borrower and payable to the order of such Lender, together with any renewals, extensions, modifications, or amendments to such promissory notes.

         "SEC" means the Securities and Exchange Commission.

         "Secured Liabilities" means those Total Liabilities which are secured by a Lien.

         "Significant Subsidiary" means any Subsidiary wholly owned by the Credit Parties representing equal to or greater than five percent (5%) of GAV and/or the total consolidated revenues of the Credit Parties as reported in the financial statements of the Credit Parties and prepared in accordance with GAAP.

         "SouthTrust" means SouthTrust Bank, its successors and assigns.

         "Stabilized Properties" means any Property which meets all of the following criteria: (i) a certificate of occupancy has been issued for the Property and remains in full force and effect, (ii) the Property has been at least eighty percent (80%) occupancy level if multifamily, retail, or office (based on actual leasable square footage at the Property) for the most immediately preceding three (3) consecutive months based on leases wherein the tenants are paying at least the average monthly lease payments required by the terms of such leases and such leases are free from default by either the landlord or tenant thereunder, and (iii) there is no Lien on the Property. However, if a historically Stabilized Property drops below the above listed occupancy threshold level, such Property may again become classified as a Stabilized Property after attaining a ninety percent (90%) occupancy level for a monthly reporting period if such Property attains such ninety percent (90%) occupancy level within three months of previously being classified as a Stabilized Property. Once a Property is reclassified as a Stabilized Property, then such Property shall remain classified as a Stabilized Property if it satisfies items (i) and (iii) above and maintains at least eighty percent (80%) occupancy level for each month thereafter.

         "Stated Maturity Date" means, with respect to any Competitive Bid Loan, the Stated Maturity Date therefor specified by the Lender in applicable Competitive Bid Quote Request and which must be for an Interest Period of seven
(7), fourteen (14), thirty (30), sixty (60), or ninety (90) days not to extend more than ninety (90) days.

         "Subsidiary" means any corporate entity, partnership, or other business entity, in which one or more of the Credit Parties owns an ownership interest.

         "Swing Commitment" means SouthTrust's committed dollar amount of the Swing Loan, as set forth on Schedule 1.1.

         "Swing Commitment Percentage" means SouthTrust's percentage identified as its Swing Commitment Percentage on Schedule 1.1, as such percentage may be adjusted as set forth herein.

         "Swing Loan" means the $25,000,000 loan made available to Borrower pursuant to Article 5 of this Agreement, together with accrued interest thereon and other agreed charges as may be outstanding at any given time.

         "Swing Loan Advance" means an advance of the Swing Loan.

         "Swing Loan Note" means that certain Swing Loan Note of even date herewith from Borrower to SouthTrust, in the form of Exhibit J attached hereto, together with any renewals, extensions, modifications, or amendments thereof.

         "Syndication Agent" shall mean AmSouth Bank. The title of Syndication Agent shall be in name only.

         "Total Allocated Commitment" means each Lender's Revolving Commitment as determined by the Agent and Borrower in its sole discretion.

         "Total Commitment" means $320,000,000, subject to being increased as set forth in Section 6.11, and consisting, for each Lender, of such Lender's committed dollar amount of the Loans, as set forth in Schedule 1.1.

         "Total Commitment Percentage" means for each Lender, the percentage identified as its Total Commitment Percentage on Schedule 1.1, as such percentage may be adjusted as set forth herein.

         "Total Liabilities" shall mean (without redundancy), all mortgage debt, letters of credit, the deferred purchase price pursuant to purchase agreements or contracts, to the extent such deferred purchase price is required to be included in accordance with GAAP, forward equity commitments (however, such commitments shall not be considered debt if such commitments are required to be replaced dollar for dollar with equity), pre-purchase deals (including all assets and liabilities of such pre-purchase deals), unsecured debt, subordinated debt, payables, accrued expenses, lease obligations (including ground leases), EUPP Liability, guarantees of indebtedness and unfunded obligations (excluding EUPP Liability), pro rata share of non-recourse debt in Unconsolidated Subsidiaries or Joint Ventures (where the pro rata share of the asset has been included) and any loan where any of the Credit Parties are liable for debt as a general partner, and one hundred percent (100%) of Credit Parties portion of recourse debt in Unconsolidated Subsidiaries or Joint Ventures, and one hundred percent (100%) of Credit Parties Portion of recourse debt incurred by any of the Credit Parties.

         "Unconsolidated Subsidiary" means a Subsidiary that is not consolidated with the Credit Parties for financial reporting purposes.

         "Unsecured Interest Expense" means Interest Expense relating to Unsecured Liabilities.

         "Unsecured Liabilities" means those Total Liabilities which are not secured by a Lien.

         "Up-Front Fee" means a one-time up-front fee equal to the sum of each Lender's Total Commitment amount multiplied by the appropriate fee as detailed below and paid on the Closing Date:

                  Total Allocated Commitment Amount           Upfront Fee
                  $15,000,000 to $34,999,999.99            45 basis points
                  $35,000,000 to $44,499,999.99            50 basis points
                  Maximum Commitment $50,000,000           55 basis points

Article 2.........
                                 REVOLVING LOAN
2.1      Disbursement of Revolving Advances.

(a) Subject to the terms and conditions of this Agreement, and for so long as no Event of Default exists and no covenant, term or condition contained in any of the Credit Documents will be breached or violated as a result of such Revolving Advance, the Lenders agree to make Revolving Advances to Borrower from time to time during the Commitment Period, in an aggregate principal amount at any time outstanding not to exceed the lesser of (i) the Total Commitment less the Reimbursement Obligation and less the outstanding principal balance of Competitive Bid Loans and less the Swing Commitment, and (ii) the Maximum Borrowing Base less the Reimbursement Obligation and less the outstanding principal balance of Competitive Bid Loans, and less the Swing Commitment. Notwithstanding the foregoing, no Lender shall be obligated to make Revolving Advances in excess of its Revolving Commitment. The Revolving Loan shall mature and be payable in full upon the Commitment Termination Date. During the Commitment Period, Borrower may borrow, repay and reborrow the principal of the Revolving Loan, all in accordance with the terms and conditions of this Agreement.

(b) If the sum of the outstanding principal amount of the Revolving Loan, plus the Reimbursement Obligation, plus the outstanding principal balance of all Competitive Bid Loans, plus the outstanding principal balance of the Swing Loan, at any time exceeds the Maximum Borrowing Base, Borrower shall immediately pay to the Agent, without need of notice or demand by Agent (and without Lenders' waiving the Default or Event of Default which may arise as a result of such excess), an amount sufficient to reduce said sum to the Maximum Borrowing Base.

(c) Even if such Revolving Advance would constitute an Overadvance, the Lenders may, in their sole discretion, but shall not be obligated to, advance to Borrower, and make a Revolving Advance for a sum sufficient each month to pay all interest accrued on the Loans and fees due under this Agreement and the other Credit Documents during or for the immediately preceding month.

(d) The minimum Revolving Advance shall be in an aggregate principal amount of $5,000,000 or any larger integral multiple of $500,000.

2.2 The Revolving Notes. The liability of the Borrower to pay the Revolving Loan shall be evidenced by the Revolving Notes.
         -------------------

2.3      Payments.
         --------

(a) For a Base Rate Loan, on the tenth (10th) day of each calendar month during the Commitment Period and/or upon conversion to a Euro-Dollar Loan, Borrower shall pay to Agent in arrears all accrued and unpaid interest on the outstanding principal balance of the Base Rate Loan through the last day of the preceding month.

(b) For a Euro-Dollar Loan, (i) on the maturity of Interest Period of seven (7) or fourteen (14) days or (ii) on the tenth (10th) day of each month during the Commitment Period and upon the maturity of an Interest Period of thirty (30), sixty (60), ninety (90) and/or one hundred eighty (180) days, Borrower shall pay to Agent in arrears all accrued and unpaid interest on the outstanding principal balance of the Euro-Dollar Loan through the last day of the preceding month.

(c) On the Commitment Termination Date, the outstanding principal balance of the Revolving Loan, plus all accrued and unpaid interest thereon, shall be due and payable.

2.4      Interest Rate.
         -------------

(a)      "Margin" means:

(i) for the period commencing on the Closing Date to and including the first Performance Pricing Determination Date, (x) for any Base Rate Loan, 0.00% and (y) for any Euro-Dollar Loan, 1.05%; and

(ii) from and after the first Performance Pricing Determination Date for any Base Rate Loan, and for each Euro-Dollar Loan, the percentage determined on each Performance Pricing Determination Date by reference to the table set forth below as to such type of Loan and the "Debt Rating", being the ratings as determined by a Qualified Rating Agency and described in the table below, on each Performance Pricing Determination Date; provided, that if there is no Debt Rating the Margin for Euro-Dollar Loans shall be based upon Level V of the table below.

                    Level I      Level II   Level III   Level IV    Level V
Debt Rating         > BBB +       BBB+ or     BBB         BBB-      < BBB-
                    -
                    or Baal        Baa1     or Baa2    or Baa3      or Baa3

Euro-Dollar Margin   0.70%        0.80%       0.90%      1.05%        1.35%
Base Rate Margin     0.00%        0.00%       0.00%      0.00%        1.00%

Each change in interest and fees as a result of a change in Debt Rating shall be effective for Euro-Dollar Loans and Base Rate Loans (including Refunding Loans) which are made and fees which accrue on or after the relevant Performance Pricing Determination Date. All determinations hereunder shall be made by the Agent unless the Required Lenders shall object to any such determination. The Borrower shall promptly notify the Agent of any change in the Debt Rating. If more than one Debt Rating is available from different Qualified Rating Agencies, then the lowest Debt Rating will be used for purposes of determining the Margin.

(b) Each Base Rate Loan shall bear interest on the outstanding principal amount thereof, for each day from the date such Loan is made (including the date of conversion of a Euro-Dollar Loan to a Base Rate Loan pursuant to Section 6.9), at a rate per annum equal to the Base Rate plus applicable margin set forth in
Section 2.4(a) above, which rate will change as and when the Base Rate changes.

(c) Each Euro-Dollar Loan shall bear interest on the outstanding principal amount thereof, for the Interest Period applicable thereto, at a rate per annum equal to the LIBOR Plus Rate.

(d) The Agent shall determine each interest rate applicable to the Loans hereunder. The Agent shall give prompt notice to the Borrower and the Lenders by telecopier of each rate of interest so determined, and its determination thereof shall be conclusive in the absence of demonstrable error.

(e) After the occurrence and during the continuance of an Event of Default, the principal amount of the Loans shall bear interest at the Default Rate.

2.5 Prepayment. Except as set forth in Section 6.10 herein, the principal of the Revolving Loan may be prepaid in whole or in part without premium or penalty; provided that Borrower shall orally notify Agent at least two (2) Domestic Business Days in advance of any prepayment in excess of $5,000,000 which arises outside of the Cash Management Agreements.

2.6 Fees. ..The Borrower shall pay a one-time Up-Front Fee to Agent, for account of Lenders, on the Closing Date of the Credit Agreement. The Borrower shall pay to Agent the Facility Fee in accordance with Schedule 1.2, for account of Lenders, with the first payment on January 1, 2003. Thereafter, the Borrower shall pay one-fourth (1/4) of the Facility Fee to Agent, for account of Lenders, on the first Domestic Business Day following every fiscal quarter end.

2.7 Termination by Borrower of the Revolving Loan. Provided that (1) no Advances or Swing Loan Advances are outstanding and no Letters of Credit are outstanding,
(2) all fees and charges due to Lenders under the Credit Documents have been paid, and (3) Borrower simultaneously terminates the Swing Loan and Competitive Bid Loans, Borrower may, by written notice to Agent, terminate the Revolving Loan upon the date specified in such notice. On the date of such termination (which shall become the Commitment Termination Date), Borrower shall pay to Agent, for the account of Lenders, the Facility Fee specified in Section 2.6., for each month through the original Commitment Termination Date.

2.8      Procedure for Revolving Advances Under Revolving Loan.
         -----------------------------------------------------

(a) Request for a Revolving Advance shall be disbursed pursuant to the Borrower's request therefor (whether in writing, by telephone, or otherwise) to Agent. Any written request for a Revolving Advance shall be given by Borrower to Agent (substantially in the form of Exhibit L, the "Notice of Borrowing") and any telephonic or other request shall be confirmed by a Notice of Borrower in such form within five (5) Domestic Business Days of such telephonic or other request). Any request for a Revolving Advance must be received prior to 11:00 A.M. Birmingham, Alabama time), on the same Domestic Business Day of each Base Rate Advance, and at least three (3) Euro-Dollar Business Days before each Euro-Dollar Advance (once the Notice of Borrowing is received by the Agent such notice shall not thereafter be revocable by the Borrower), specifying:

(i) the date of such Borrowing, which shall be a Domestic Business Day in the case of a Base Rate Advance or a Euro-Dollar Business Day in the case of a Euro-Dollar Advance,

(ii)     the aggregate amount of such Borrowing,

(iii) whether the Revolving Loans comprising such Borrowing are to be Base Rate Loans or Euro-Dollar Loans, and

(iv) in the case of a Fixed Rate Advance, the duration of the Interest Period applicable thereto, subject to the provisions of the definition of Interest Period.

Revolving Advance must be made by (1) Thomas H. Lowder, (2) Anita G. Phillips,
(3) Kenneth B. Howell, (4) Howard B. Nelson, Jr., (5) Jerry A. Brewer, and (6) any other Person designated in writing by Thomas H. Lowder as President and CEO or Howard B. Nelson, Jr., as CFO (or any successor President, CEO, and/or CFO). Agent and each Lender shall be entitled to rely upon any notice it believes is genuine and to have been given by an authorized Person. Revolving Advances made in conformity with the provisions of this paragraph shall be fully binding upon the Borrower. Notwithstanding the foregoing, all drafts under any Letter of Credit and Revolving Advances made pursuant to Section 5.7., shall be deemed a Revolving Advance requested by Borrower for all purposes of this Section 2.8.

(b) If a Notice of Borrowing is not received at least three (3) Domestic Business Days prior to the proposed Borrowing Date, then such Revolving Advance shall be a Base Rate Advance and Agent shall provide prompt notice to Lender on the day of such Base Rate Advance to the Lender. The Agent agrees to provide at least two (2) days notice to the Lenders for a Euro-Dollar Advance. Such notice ("Notice of Borrowing to Lenders") provided to the Lenders by the Agent (substantially in the form of Exhibit M) shall also include the principal amount of the Revolving Advance that each Lender shall disburse as calculated based upon each Lender's Revolving Commitment Percentage, whether it is a Base Rate Loan or a Euro-Dollar Loan, and the applicable interest rate.

(c) Not later than 2:00 P.M. (Birmingham, Alabama, time) as to Base Rate Advances and as to Euro-Dollar Advances, on the date of each Revolving Advance, each Lender shall (except as provided in paragraph (d) of this Section) make available its Revolving Commitment Percentage of such Revolving Advance, in Federal or other funds immediately available in Birmingham, Alabama, to the Agent via wire transfer to the following account (or to such other account as Agent may hereafter designate in writing):

                       SouthTrust Bank
                       Birmingham, Alabama
                       ABA No.: 062000080
                       Customer No.: 00015209641
                       For the account of Colonial Realty Limited Partnership
                       Attention: Participation Loans

The Agent will make the funds so received from the Lenders available to the Borrower at the Agent's aforesaid address. Unless the Agent receives notice from a Lender, at the Agent's address referred to in or specified pursuant to Section 15.1, no later than 4:00 P.M. (Local time at such address) on the Domestic Business Day before the date of a Revolving Advance stating that such Lender will not make a Revolving Loan in connection with such Revolving Advance, the Agent shall be entitled to assume that such Lender will make a Revolving Loan in connection with such Revolving Advance and, in reliance on such assumption, the Agent may (but shall not be obligated to ) make available such Lender's Revolving Commitment Percentage of such Revolving Advance to the Borrower for the account of such Lender. If the Agent makes such Lender's Revolving Commitment Percentage available to the Borrower and such Lender does not in fact make its Revolving Commitment Percentage of such Revolving Advance available on such date, the Agent shall be entitled to recover such Lender's Revolving Commitment Percentage from such Lender or the Borrower (and for such purpose shall be entitled to charge such amount to any account of the Borrower maintained with the Agent), together with interest thereon for each day during the period from the date of such Revolving Advance until such sum shall be paid in full at a rate per annum equal to the rate at which the Agent determines that it obtained (or could have obtained) overnight Federal funds to cover such amount for each such day during such period, provided that (i) any such payment by the Borrower of such Lender's Revolving Commitment Percentage and interest thereon shall be without prejudice to any rights that the Borrower may have against such Lender, including, but not limited to actual attorneys' fees, reasonable costs and expenses and (ii) until such Lender has paid its Revolving Commitment Percentage of such Revolving Advance, together with interest pursuant to the foregoing provisions, it will have no interest in or rights with respect to such Revolving Advance for any purpose hereunder. If the Agent does not exercise its option to advance funds for the account of such Lender, it shall forthwith notify the Borrower of such decision. No Lender's obligation to fund its Revolving Commitment Percentage of a Revolving Advance shall be affected by any other Lender's failure to fund its Revolving Commitment Percentage of a Revolving Advance, nor shall any Lender's Revolving Commitment Percentage be increased as a result of any such failure of any other Lender.

(d) If any Lender makes a new Revolving Loan hereunder on a day on which the Borrower is to repay all or any part of an outstanding Revolving Loan from such Lender, such Lender shall apply the proceeds of its new Revolving Loan to make such repayment as a Refunding Loan and only an amount equal to the difference (if any) between the amount being borrowed and the amount of such Refunding Loan shall be made available by such Lender to the Agent as provided in paragraph (c) of this Section, or shall be remitted by the Borrower to the Agent as provided in Section 2.3, as the case may be.

(e) Notwithstanding anything to the contrary contained in this Agreement, no Fixed Rate Advance may be made if there shall have occurred and be continuing a Default or an Event of Default, which Default or Event of Default shall not have been cured or waived, and all Refunding Loans shall be made as Base Rate Loans (but shall bear interest at the Default Rate, if applicable).

(f) In the event that a Notice of Borrowing fails to specify whether the Revolving Loans comprising such Revolving Advance are to be Base Rate Loans or Euro-Dollar Loans such Revolving Loans shall be made as Base Rate Loans. If the Borrower is otherwise entitled under this Agreement to repay any Revolving Loans maturing at the end of any Interest Period applicable thereto with the proceeds of a new Borrowing, and the Borrower fails to repay such Revolving Loans using its own moneys and fails to give a Notice of Borrowing in connection with such new Revolving Advance, a new Revolving Advance shall be deemed to be made on the date such Revolving Loans mature in an amount equal to the principal amount of the Revolving Loans so maturing, and the Revolving Loans comprising such new Revolving Advance shall be Base Rate Loans.

(g) Notwithstanding anything to the contrary contained herein, there shall not be more than eight (8) Euro-Dollar Loans and two (2) Competitive Bid Loans outstanding at any given time.

(h) The obligations of the Lenders hereunder are several and not joint. None of the Lenders shall be liable to the Credit Parties due to the failure of any other Lender to fund its Revolving Commitment Percentage of a Revolving Advance.

Article 3.........LETTER OF CREDIT SUBFACILITY

3.1      Issuance and Maintenance of Letters of Credit.
         ---------------------------------------------

(a) Subject to all terms set forth herein and in the Letter of Credit Agreements, and for so long as no Event of Default exists and no covenant will be breached or violated as a result of issuance of such Letters of Credit, Agent agrees, from the date hereof until thirty (30) days prior to the Commitment Termination Date, and on the terms hereinafter set forth, to issue on its behalf and on behalf of the Lenders, the Letters of Credit, and agrees to maintain the Letters of Credit for the account of the Borrower in accordance with the terms hereof and of the Letter of Credit Agreements.

(b) Upon Borrower's written request specifying (i) the beneficiary of the Letter of Credit, (ii) the amount of the Letter of Credit, (iii) the term of the Letter of Credit, and (iv) such other information as Agent may request, and upon Borrower's execution of a Letter of Credit Agreement, Agent shall issue a Letter of Credit substantially in the form of the letter of credit attached hereto as Exhibit G. Agent shall not be obligated to issue any Letter of Credit if the amount of such Letter of Credit plus the Reimbursement Obligation would exceed $15,000,000 or if the requested expiration date would extend beyond the Commitment Termination Date.

(c) Agent shall give prompt written notice to Lenders of the issuance of a Letter of Credit and each Lender's respective Revolving Commitment Percentage in such Letter of Credit.

3.2 Reimbursement Obligation of Borrower. Borrower hereby agrees to reimburse
Agent: (i) on each date on which a draft is presented for payment on the Letters of Credit (x) the amount of the draft paid by the Agent under the Letters of Credit and (y) the amount of any taxes (other than income taxes), fees, charges or other costs or expenses whatsoever incurred by Agent under, or with respect to the Letters of Credit; and (ii) upon the acceleration of the Loans in accordance with Section 12.2. hereof, an amount equal to the Reimbursement Obligation. Payments of the Reimbursement Obligation shall be made by Lenders making a Revolving Advance of the Revolving Loan, and this Revolving Advance will be made notwithstanding Section 13.5 or any other provision of this Agreement to the contrary. All amounts remaining unpaid by Borrower under this
Section 3.2. shall bear interest from the date such amounts become payable (whether as stated, by acceleration or otherwise) until payment in full, at the Default Rate, and such interest shall be payable by Borrower to Agent on each Domestic Business Day.

3.3      Commissions and Fees.

(a) As consideration for the issuance of each Letter of Credit, Borrower shall pay to Agent, for the account of Lenders, a fee (the "Letter of Credit Fee") equal to the then applicable Euro-Dollar Loan Margin on the available and undrawn portion of the applicable Letter of Credit from the effective date of such Letter of Credit to the expiration of such Letter of Credit based upon a 360-day year. The Letter of Credit Fee for any Letter of Credit shall be nonrefundable and shall be payable in full upon execution of the Letter of Credit.

(b) In addition to the Letter of Credit Fee described above, Borrower shall also pay to Agent for its account, standard and customary set-up and draw fees in such amounts as may be established by Agent from time to time.

3.4 Reimbursement Obligation Absolute.

Borrower's obligations under this Article 3 and under the Letter of Credit Agreements shall be absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim or defense to payment which Borrower may have or have had against any Agent or a beneficiary of a Letter of Credit. Borrower also agrees that Agent shall not be responsible for, and Borrower's Reimbursement Obligation shall not be affected by, among other things, the validity or genuineness of documents or of any endorsements thereon, even if such documents should, in fact, prove to be in any and all respects invalid, fraudulent or forged, or any dispute between or among Borrower and the beneficiary of a Letter of Credit or other party to whom a Letter of Credit may be transferred or any claims whatsoever of Borrower against the beneficiary of a Letter of Credit or any transferee. Agent shall not be liable for any error, omission, interpretation or delay in transmission, dispatch or delivery of any message or advice, however transmitted, in connection with a Letter of Credit. Borrower agrees that any action taken or omitted by Agent under or in connection with a Letter of Credit or any related drafts or documents, if done in good faith and in accordance with the standards and principles specified in the International Standby Practices 1998 (as defined in the Letter of Credit), shall be binding on Borrower and shall not put the Agent under any liability to Borrower.

3.5 Surrender of Letter of Credit.

Borrower shall surrender or cause to be surrendered to Agent all original outstanding Letters of Credit on the Commitment Termination Date, or upon failing to do so shall pay to Agent in escrow an amount equal to the Reimbursement Obligation. Agent will be entitled to apply such escrowed funds to any draws thereafter made upon any such Letters of Credit and, if a balance remains in escrow once all Letters of Credit have been surrendered or expired, Agent will remit such balance to Borrower upon request.

Article 4.........COMPETITIVE BID SUBFACILITY

4.1 Competitive Bid Option. Subject to the terms and conditions of this Agreement, and for as long as (i) no Default or Event of Default exists, (ii) Borrower maintains BBB-/Baa3 or higher Debt Rating from all Qualified Rating Agencies, and (iii) no covenant, term, or condition contained in any of the Credit Documents will be breached or violated as a result of such Competitive Bid Advance, Borrower shall have the option from time to time during the Commitment Period, but not more than two (2) times in any calendar month, to request Lenders to make Competitive Bid Loans, in an aggregate amount at any time not to exceed (after giving effect to any prepayments on the Revolving Loan and Swing Loan that will be made with the proceeds of a Competitive Bid Loan) the lesser of (1) 50% of the Total Commitment (subject to being changed as set forth in Sections 6.11 and 6.12 hereof) and (2) the Maximum Borrowing Base less the Reimbursement Obligation and less the outstanding principal balance of the Revolving Loan and less the Swing Commitment. Each Lender may, but shall have no obligation to, make such offers for Competitive Bid Loans and the Borrower may, but shall have no obligation to, accept any such offers. Any amounts outstanding under a Competitive Bid Loan will reduce availability for a Revolving Advance. A Lender's Competitive Bid Loan(s) shall not reduce Lender's obligation to make its Revolving Commitment Percentage of a Revolving Advance. Competitive Bid Loans shall be evidenced by the Competitive Bid Notes.

4.2 Competitive Bid Quote Request. When the Borrower wishes to request offers to make Competitive Bid Loans under this Section 4.2, it shall transmit to the Agent by telecopy a Competitive Bid Quote Request so as to be received no later than 10:00 A.M. (Birmingham, Alabama, time) at least seven (7) Domestic Business Days prior to the Borrowing Date which request must specify:

(a) the proposed Borrowing Date, which must be seven (7) Domestic Business Days after the day Borrower submits the Competitive Bid Quote Request;

(b) the aggregate principal amount of such Competitive Bid Advance (which must be for a minimum of $25,000,000 and must be in increments of $1,000,000); and

(c) the Stated Maturity Date must not extend beyond the Commitment Termination Date.

A Competitive Bid Quote Request that does not conform substantially to the format of Exhibit C hereto shall be rejected, and the Agent shall promptly notify the Borrower of such rejection by telecopy.

4.3 Invitation for Competitive Bid Quotes. For any Competitive Bid Quote Request that is not rejected pursuant to Section 4.2, the Agent shall send to each of the Lenders by telecopy, on or before 10:00 A.M. (Birmingham, Alabama, time) two
(2) Domestic Business Days after Agent's receipt of a Competitive Bid Quote Request, an Invitation for Competitive Bid Quote in the form of Exhibit D, which shall constitute an invitation by the Borrower to each Lender to submit Competitive Bid Quotes offering to make the Competitive Bid Loans to which such Competitive Bid Quote Request relates in accordance with this Article 4. If Agent chooses to submit a Competitive Bid Quote to Borrower, it must do so on or before the earlier of (i) 10:00 A.M. (Birmingham, Alabama, time) two (2) Domestic Business Days after the receipt of the Competitive Bid Quote Request, or (ii) its submission of the Invitation for Competitive Bid Quotes to the Lenders.

4.4      Submission and Contents of Competitive Bid Quotes.
         -------------------------------------------------

(a) Each Lender may, in its sole discretion, submit a Competitive Bid Quote containing an offer or offers to make Competitive Bid Loans in response to any Invitation for Competitive Bid Quotes. Each Competitive Bid Quote must comply with the requirements of this Section 4.4 and must be submitted to the Agent by telecopy on or before 10:00 A.M. (Birmingham, Alabama, time) two (2) Domestic Business Days after their receipt of the Invitation for Competitive Bid Quotes. Subject to Articles 8 and 12, any Competitive Bid Quote so made shall be irrevocable except with the written consent of the Agent given on the instructions of the Borrower.

(b) Each Competitive Bid Quote shall be in substantially the form of Exhibit B hereto and shall in any case specify:

          (i) the proposed Borrowing Date, which shall be the same as that set forth in the applicable Invitation for Competitive Bid Quotes;

          (ii) the principal amount of the Competitive Bid Loan for which each such offer is being made, which principal amount (1) may be greater than, less than or equal to the Total Commitment of the quoting Lender, and (2) may not exceed the principal amount of Competitive Bid Loans for which offers were requested;

          (iii) the applicable margin for each such principal amount from such quoting Lender ("Competitive Bid Margin");

          (iv) the minimum amount, if any, of the Competitive Bid Loan which may be accepted by the Borrower;

          (v)  the identity of the quoting Lender; and

          (vi) applicable Interest Period.

(c)      The Agent shall reject any Competitive Bid Quote that:

          (i) is not substantially in the form of Exhibit B hereto or does not specify all of the information required by Section 4.4.

          (ii) contains qualifying, conditional or similar language, other than any such language contained in Exhibit B hereto;

          (iii) proposes terms other than or in addition to those set forth in the applicable Invitation for Competitive Bid Quotes; or

          (iv) arrives after the time set forth in Section 4.4.

If any Competitive Bid Quote shall be rejected pursuant to this Section 4.4(c), then the Agent shall notify the relevant Lender of such rejection promptly.

4.5 Notice to Borrower. The Agent shall promptly notify the Borrower of the terms (i) of the Competitive Bid Quote submitted by a Lender that is in accordance with Section 4.4 and (ii) of any Competitive Bid Quote that amends, modifies or is otherwise inconsistent with a previous Competitive Bid Quote submitted by such Lender with respect to the same Competitive Bid Quote Request. Any such subsequent Competitive Bid Quote shall be disregarded by the Agent unless such subsequent Competitive Bid Quote specifically states that it is submitted solely to correct a manifest error in such former Competitive Bid Quote, and absent such manifest error, each original Competitive Bid Quote shall be irrevocable for the period to and including the proposed Borrowing Date or such earlier date, if any, at which such Competitive Bid Quote is rejected in writing by Borrower. The Agent's notice to the Borrower shall specify the aggregate principal amount of Competitive Bid Loans for which offers have been received.

4.6 Acceptance and Notice by Borrower. Not later than 10:00 A.M. (Birmingham, Alabama, time) two (2) Domestic Business Days prior to the Borrowing Date, the Borrower shall notify the Agent of its acceptance or rejection of the offers so notified to it pursuant to Section 4.5 and of the account of Borrower into which such Competitive Bid Advance is to be disbursed; provided, however, that the failure by the Borrower to give such notice to the Agent shall be deemed to be a rejection of all such offers. Not later than 11:00 A.M. (Birmingham, Alabama, time) on such date, Agent shall notify the Lenders of (1) the name of the Lender(s) whose bid(s) is (are) accepted by Borrower, (2) the principal amount, interest rate, and term of the Competitive Bid Quote accepted by Borrower, and
(3) the account designated by Borrower into which the Competitive Bid Advance is to be disbursed. The Lender(s) whose bid(s) is (are) accepted by Borrower shall make the Competitive Bid Advance into the account designated by Borrower by 1:00 P.M. (Birmingham, Alabama, time) on the Borrowing Date.

4.7 Interest Rate and Payments. Interest on Competitive Bid Loans shall accrue at the per annum rate equal to the sum of the Competitive Bid Margin plus the Adjusted London Interbank Offered Rate for such applicable Interest Period, which such Adjusted London Interbank Offered Rates shall be calculated two (2) Euro-Dollar Business Days prior to the funding of the Competitive Bid Advance. Interest on Competitive Bid Loans shall be payable (i) on the Stated Maturity Date for Competitive Bid Loans with an Interest Period of one month and (ii) on the tenth (10th) day of each month for Competitive Bid Loans with an Interest Period of two and/or three months. Interest on Competitive Bid Loans shall be payable in arrears. The outstanding principal balance of Competitive Bid Loans, together with all accrued and unpaid interest thereon, shall be due and payable in full on the Stated Maturity Date.

4.8 Prepayment. Competitive Bid Loans may not be prepaid except in the sole discretion of the Lender who made such Competitive Bid Loan and subject to
Section 6.5(e).

Article 5.........SWING LOAN

5.1 Disbursement of Swing Loan Advances. Subject to the terms and conditions of this Agreement, and for so long as no Event of Default exists and no covenant, term or condition contained in any of the Credit Documents will be breached or violated as a result of such Swing Loan Advance, SouthTrust agrees to make Swing Loan Advances to Borrower from time to time during the Commitment Period, in an aggregate principal amount at any time outstanding not to exceed $25,000,000 less the outstanding principal balance of the Swing Loan Note. The Swing Loan shall mature and be payable in full upon the Commitment Termination Date. During such time, Borrower may borrow, repay and reborrow the principal of the Swing Loan, all in accordance with the terms and conditions of this Agreement. Notwithstanding anything to the contrary contained herein, SouthTrust shall be required to make Swing Loan Advances only to the extent that Lenders are obligated to make Revolving Advances hereunder.

5.2 The Swing Loan Note. The liability of the Borrower to pay the Swing Loan shall be evidenced by the Swing Loan Note.
         -------------------

5.3      Payments.
         --------

(a) On the tenth day of each calendar month during the Commitment Period, Borrower shall pay to Agent, for the account of SouthTrust, all accrued and unpaid interest on the outstanding principal balance of the Swing Loan.

(b) On the Commitment Termination Date, the outstanding principal balance of the Swing Loan, plus all accrued and unpaid interest thereon, shall be due and payable.

5.4      Interest Rate.
         -------------

(a) The unpaid principal balance of the Swing Loan shall bear interest at the LIBOR Plus Rate, for an Interest Period of one month as calculated two (2) Euro-Dollar Business Days prior to the end of a calendar month, with such LIBOR Plus Rate being effective for the entire subsequent month and being recalculated for each subsequent calendar month thereafter pursuant to the foregoing procedure.

(b) Credit Parties agree that notwithstanding the fact that the interest rate accruing on the Swing Loan is based upon SouthTrust's cost of funds in the Euro-Dollar Market, SouthTrust shall not be required to actually obtain funds from such source at any time.

5.5 Prepayment. Except as provided in Section 6.10 herein, the principal of the Swing Loan may be prepaid in whole or in part without premium or penalty; provided that Borrower shall orally notify Agent at least two (2) Domestic Business Days in advance of any prepayment in excess of $5,000,000.

5.6 Termination by Borrower of the Swing Loan. Provided that no Swing Loan Advances or Advances are outstanding and no Letters of Credit are outstanding, and provided further that Borrower has terminated the Revolving Loan and Competitive Bid Loans in the manner set forth in Section 2.7., Borrower may, by written notice to SouthTrust, also terminate the Swing Loan upon the date specified in such notice.

5.7      Procedure for Swing Loan Advances.

(a) Swing Loan Advances shall be disbursed to fund the day to day operations of Borrower, and Borrower shall be deemed to have requested a Swing Loan Advance, pursuant to the Cash Management Agreements, as necessary to cover any excess of disbursements over receipts, or as otherwise permitted pursuant to the Cash Management Agreements.

(b) Upon the occurrence of an Event of Default, and notwithstanding anything to the contrary in Section 13.5 or any other provision of this Agreement, the Swing Commitment shall terminate, and each other Lender will purchase from SouthTrust its Total Commitment Percentage of the Swing Loan, and SouthTrust shall purchase from the other Lenders the remainder of its Total Commitment Percentage in the Revolving Loan, such that upon an Event of Default each Lender will hold its Total Commitment Percentage of the Revolving Loan, Swing Loan and Reimbursement Obligation. Each Lender's obligation to purchase its Total Commitment Percentage of the Swing Loan and the SouthTrust obligation to purchase its Total Commitment Percentage in the Revolving Loan shall be absolute and unconditional and shall not be affected by any circumstance, including, without limitation, (i) any setoff, counterclaim, recoupment, defense or other right which such Lender or any other Person may have against SouthTrust or any other Person for any reason whatsoever; (ii) the occurrence or continuance of a Default or Event of Default or the Commitment Termination Date; (iii) any adverse change in the condition (financial or otherwise) of any Credit Party or any of their Subsidiaries; (iv) any breach of this Agreement or any of the other Credit Documents by any Credit Party, SouthTrust, or any Lender; or (v) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing. Notwithstanding anything to the contrary contained in this Agreement, after an Event of Default and termination of the Swing Loan, all subsequent Advances, if any, shall be made based upon the Total Commitment Percentage and the term "Revolving Commitment Percentage", as contained in this Agreement, shall read as "Total Commitment Percentage".

Article 6.........GENERAL PROVISIONS RELATING TO
                  ALL LOANS AND LETTERS OF CREDIT

6.1      Interest Calculation; Late Charge; Default Rate.

(a) All rates of interest to be applied to the principal of the Loans shall be calculated on a simple basis for a 360-day year by multiplying the outstanding principal amount by the applicable per annum rate, multiplying the product thereof by the actual number of days elapsed, and dividing the product so obtained by 360.

(b) Borrower shall pay to Agent, for the account of Lenders, a late charge equal to two percent (2%) of any payment which is not received by Agent within fifteen
(15) days of the due date therefor in order to cover the additional expenses incident to the handling and processing of delinquent payments.

(c) Upon the occurrence and during the continuance of an Event of Default, the outstanding principal balance of the Loans shall bear interest at the Default Rate.

6.2 Use of Proceeds. The proceeds of the Loans shall be used by Borrower, and the Letters of Credit shall be used by Borrower, for pre-development costs, development costs, acquisition costs, working capital, equity investments, repayment of indebtedness, and general corporate purposes of Borrower.

6.3 Place, Manner, Time and Extension of Payment. All sums payable hereunder and under the Notes shall be paid to Agent for the account of the Lenders (or, in the case of Competitive Bid Notes, for the account of the applicable Lender, and in the case of the Swing Loan Note, for the account of SouthTrust) at Agent's principal office in Birmingham, Alabama, not later than 12:00 P.M. (Birmingham, Alabama, time) on the date due in collected funds. If any payment falls due on a day which is not a Domestic Business Day, then such due date shall be extended to the next succeeding Domestic Business Day but during any such extension all unpaid principal of the Loans, and other sums bearing interest shall continue to bear interest at the rates herein provided. The Agent shall send Borrower statements of all accrued interest hereunder, which statements shall be considered correct and conclusively binding on the Borrower absent manifest error unless Borrower notifies Agent to the contrary within ten (10) days of its receipt of any statement which it deems to be incorrect. Provided an Event of Default has occurred, the Lenders may, in their sole discretion, charge against any deposit account of the Credit Parties maintained at any of the Lenders, all or any part of any amount due under this Agreement, the Notes, or the other Credit Documents, provided any such amount charged against a deposit account shall be allocated among Agent and Lenders as provided in Section 6.5(e) and in accordance with Section 14.4 hereof. Any payment made by Credit Parties to Agent pursuant to this Section 6.3 shall, to the extent such payment is required to be transmitted by Agent to the other Lenders pursuant to Section 6.5 discharge that portion of Credit Parties' obligation under the Notes.

6.4 Obligation to Pay Loans Absolute. Notwithstanding anything to the contrary contained herein, the Credit Parties' obligation to pay the principal of and interest on the Loans, and all expenses and charges with respect thereto, is absolute and unconditional.

6.5      Application of Payments.

(a) All payments and other collections required or permitted to be made under the Notes, the Reimbursement Obligation, the Credit Agreement, or otherwise in respect to the Loan, or the Letters of Credit shall be remitted to Agent whether made directly by the Borrower, through the Cash Management Agreements, by means of setoff or otherwise. Prior to an Event of Default the Borrower shall at the time it makes payment under this Credit Agreement, specify to Agent the Loans, Reimbursement Obligation, fees or other amounts payable by Borrower hereunder to which such payment is to be applied, and if Borrower fails to specify, or if such application would be inconsistent with the terms hereof, such payments shall be applied first to the Swing Loan, then pro rata to the Revolving Loan, the Reimbursement Obligation, and the Competitive Bid Loans. Notwithstanding the foregoing, Agent may, in its discretion (and absent any directive from the Borrower to the contrary) elect to apply all or any portion of a payment to the Revolving Loan prior to application on the Swing Loan. Upon receipt of a payment or other collection from Credit Parties or otherwise received in respect of the Loans or Reimbursement Obligation, such payment shall be impressed with a trust in favor of Lenders to the extent of their respective Total Commitment Percentage of such payment. Any Defaulting Lender shall not be entitled to its Revolving Commitment Percentage of any payments on the Revolving Loan until the non-Defaulting Lenders have been fully paid for the Revolving Advance which was not funded by Defaulting Lender. Payments received on the Revolving Loan or Reimbursement Obligation, whether made directly by the Credit Parties, through the Cash Management Agreements, or from any source whatsoever, shall be paid to the Lenders according to their respective Revolving Commitment Percentages in the Revolving Loan and Reimbursement Obligation, subject to the foregoing sentence. Payments received on the Swing Loan shall be paid to SouthTrust and payments received on a Competitive Bid Loan shall be paid to the applicable Lender of the Competitive Bid Loans. All payments required to be transmitted by Agent to the Lenders shall be made in immediately available funds.

(b) If a payment is made on the Revolving Loan, on or before 12:00 P.M. (Birmingham, Alabama, time) of the same day, Agent shall provide each Lender with notice of their Revolving Commitment Percentage of such payment and shall send such payment via wire transfer to such Lender to the accounts specified on Schedule 6.5 (or such other account as such Lender may hereafter designate in writing) on the same day. If a payment is made on the Swing Loan, on or before 1:00 P.M. (Birmingham, Alabama, time) of the same day, Agent shall provide SouthTrust with notice of its Swing Commitment Percentage of such payment and shall send such payment via wire transfer to SouthTrust to the accounts specified on Schedule 6.5 (or such other account as SouthTrust may hereafter designate in writing) on the same day.

(c) All other payments and collections received in respect of the Loans or Reimbursement Obligation, whether principal, interest or fees shall be transmitted by Agent to SouthTrust and/or the Lenders (as applicable) on the same Domestic Business Day that Agent has received collected funds, if Agent receives collected funds before 12:00 P.M. (Birmingham, Alabama, time); otherwise Agent will distribute payment on the next Domestic Business Day. If Agent fails to distribute payment when required pursuant to the foregoing sentence, then the amount of such payment shall bear interest payable to Lenders at a rate equal to the federal funds rate.

(d) In the event Agent is compelled to return or refund any payment or sum previously received from or on behalf of Credit Parties and remitted to the Lenders, by reason of the same being declared a preferential transfer in a bankruptcy proceeding or for any other reason, each of the Lenders shall, on demand of Agent, immediately reimburse Agent for such Lender's Revolving Commitment Percentage or SouthTrust's Swing Commitment Percentage of such payment, together with its Revolving Commitment Percentage or Swing Commitment Percentage of interest assessed against Agent or incurred by Agent between the time of return of such payment by Agent and the time of reimbursement by such Lender.

(e) Notwithstanding the provisions of subsection (a) above, upon the occurrence and during the continuance of an Event of Default, all amounts collected or received by Agent or any Lender on account of amounts outstanding under any of the Credit Documents shall be paid as follows:

          (i) First, to the payment of all reasonable out-of-pocket expenses (including without limitation reasonable attorneys' fees) of Agent and Lenders in connection with enforcing their rights under the Credit Documents;

          (ii) Second, to payment of any fees due Agent for its own account and for the account of the Lenders;

          (iii) Third, to the accrued but unpaid interest on all Loans and Reimbursement Obligation;

          (iv) Fourth, to the principal balance of all Loans and Reimbursement Obligations on a pro rata basis (based upon each Lender's outstanding principal balance of all Loans and Reimbursement Obligations);

          (v) Fifth, to all other Credit Party Obligations not repaid pursuant to (1) through (4) above; and

          (vi) Sixth, the surplus, if any, to whoever may be lawfully entitled thereto.

In carrying out the foregoing, (A) amounts received shall be applied in the order named until exhausted prior to application to the next succeeding category, (B) accrued interest shall be paid prior to principal and (C) each Lender shall receive its Total Commitment Percentage of the amounts available to be applied pursuant to clauses (2), (3), and (5).

6.6 Capital Adequacy. If, after the date hereof, any Lender has determined that the adoption or the becoming effective of, or any change in, or any change by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof in the interpretation or administration of any applicable law, rule, or regulation regarding capital adequacy, or compliance by such Lender, or its parent corporation, with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank, or comparable agency, has or would have the effect of reducing the rate of return on such Lender's (or parent corporation's) capital or assets as a consequence of its commitments or obligations hereunder to a level below that which such Lender, or its parent corporation, could have achieved but for such adoption, effectiveness, changes or compliance (taking into consideration such Lender's (or parent corporation's) policies with respect to capital adequacy), then, upon notice from such Lender to the Borrower, the Borrower shall be obligated to pay to such Lender such additional amount or amounts as will compensate such Lender on an after-tax basis (after taking into account applicable deductions and credits in respect of the amount indemnified) for such reduction, but in no event shall Borrower be obligated to pay for any reduction or loss of return accruing more than 30 days prior to its receipt of such notice. Each determination by any such Lender of amounts owing under this Section shall, absent error, be conclusive and binding on the parties hereto.

6.7 Inability to Determine Interest Rate. If the Agent shall have determined in good faith (which determination shall be conclusive and binding upon the Borrower) that, by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining the LIBOR Plus Rate for such month, the Agent shall give telecopy or telephonic notice thereof to the Borrower and the Lenders as soon as practicable thereafter, and will also give prompt written notice to the Borrower and Lenders when such conditions no longer exist. If such notice is given, the outstanding principal balance of the Loans shall commence to bear interest at a floating rate of interest determined with reference to the Base Rate, plus or minus a margin determined by Lenders, so as to most closely approximate the LIBOR Plus Rate in effect immediately prior to such termination. Until such notice has been withdrawn by Agent, the LIBOR Plus Rate shall be unavailable to Borrower. Furthermore, if Agent determines, in accordance with reasonable and ordinary commercial standards, that the acquisition of funds in the London interbank market would be unsafe, impractical or in violation of any law, regulation, guideline or order, the Agent shall give telecopy or telephonic notice thereof to Borrower and Lenders as soon as practicable thereafter. If such notice is given, the outstanding principal balance of any Competitive Bid Loan (but not the Revolving Loan or Swing Loan), shall commence to bear interest at a floating rate of interest determined in the manner set forth in the preceding sentences of this Section
6.7 until such notice has been withdrawn by Agent.

6.8 Increased Costs. If any change in any law or regulation or in the interpretation or application thereof by any court, administration or other governmental authority charged with the administration thereof shall either (i) impose upon Agent or any Lender any other assessment or similar requirement against the Loans or Letters of Credit or (ii) impose upon Agent or any Lender any other condition regarding this Agreement, the Loans, the Letter of Credit Agreements, or the Letters of Credit and the result of any event referred to in clauses (i) or (ii) above shall be to increase the cost to Agent of issuing or maintaining a Letter of Credit or to increase the cost to Agent or Lenders to make the Loans (which increase in cost shall be the result of Agent's and Lenders' reasonable allocation of the aggregate of such cost increases resulting from such events), then, upon written demand by Agent, Borrower shall immediately pay to Agent for its account, or for the account of Lenders, as the case may be, from time to time as specified by Agent, additional amounts which shall be sufficient to compensate Agent and Lenders for such increased costs, together with interest on each such amount from the date demanded until payment in full thereof at the Default Rate, but in no event shall Borrower be obligated to pay for any such increased costs accruing more than thirty (30) days prior to its receipt of such demand. A certificate as to such increased costs incurred by Agent submitted to Borrower, shall be conclusive, absent error, as to the amount thereof.

6.9 Continuation and Conversion Elections. By delivering a notice (a "Notice of Continuation or Conversion"), which shall be substantially in the form of Exhibit N, to the Agent on or before 12:30 P.M. (Birmingham, Alabama, time), on a Domestic Business Day, in the case of Base Rate Loans, the Borrower may from time to time irrevocably elect, by notice on the same Domestic Business Day, that all, or any portion in an aggregate principal amount of $1,000,000 or any larger integral multiple of $500,000 be converted into Euro-Dollar Loans. By delivering a Notice of Continuation or Conversion, to the Agent on or before 12:30 P.M. (Birmingham, Alabama, time), on a Euro-Dollar Business Day, in the case of Euro-Dollar Loans outstanding, the Borrower may from time to time irrevocably elect, by notice on the third (3rd) Euro-Dollar Business Days prior to the last day of the applicable Interest Period, that all, or any portion in an aggregate principal amount of $1,000,000 or any larger integral multiple of $500,000, be converted into Base Rate Loans or continued as Euro-Dollar Loans (in the absence of delivery of a Notice of Continuation or Conversion as set forth herein, such Euro-Dollar Loan shall, on the day following such last day of such applicable Interest Period, automatically convert to a Base Rate Loan). Provided, however, that (i) each such conversion or continuation shall be pro rated among the applicable outstanding Loans of all Lenders that have made such Loans, and (ii) no portion of the outstanding principal amount of any Loans may be continued as, or be converted into, any Fixed Rate Loan when any Event of Default has occurred and is continuing. Such Notice of Continuation or Conversion shall be promptly delivered to the Lenders.

6.10 Funding Losses; Prepayment. The Borrower shall pay to the Agent for account of each Lender, upon the request of such Lender through the Agent within fifteen
(15) business days, an amount, as set forth below, to compensate such Lender for any loss, cost or expense as determined pursuant to the provisions set forth below that such Lender reasonably determines is attributable to:

(a) any payment or prepayment (whether mandatory or optional) of a Euro-Dollar Loan or Conversion of a Euro-Dollar Loan for any reason (including, without limitation, acceleration) on a date other than the last day of the Interest Period for such Loan; or


(b) any failure by the Borrower for any reason to borrow a Euro-Dollar Loan from such Lender on the date for borrowing, or to convert a Base Rate Loan into a Euro-Dollar Loan or continue a Euro-Dollar Loan on the requested date of such conversion or continuation.


         Such compensation shall include and be limited to, in the case of a Euro-Dollar Loan, an amount equal to (A) the then present value of the amount of interest that would have accrued on such Euro-Dollar Loan for the remainder of the Interest Period at the rate applicable to such Euro-Dollar Loan, less (B) the then present value of the amount of interest that would accrue on the same Euro-Dollar Loan for the same period if the LIBOR Rate were set on the date on which such Euro-Dollar Loan was repaid, prepaid or converted or the date on which the Borrower failed to borrow, convert or continue such Euro-Dollar Loan, as applicable, calculating present value by using as a discount rate the LIBOR Rate quoted on such date. Upon the Borrower's request, any Lender requesting compensation under this Section shall provide the Borrower with a statement setting forth the basis for requesting such compensation and the method for determining the amount thereof and such statement shall be delivered to Agent within ten (10) business days of such loss or expense. Any such statement shall be conclusive absent manifest error. Without limitation of any losses or expenses arising from changes in the Euro-Dollar Loan adverse to the Lenders, in no event will the administrative cost payable by the Borrower as a result of such early payment or failure to make an advance exceed $250 per occurrence per Lender.

6.11 Expansion of Facility. At the request of the Borrower, so long as no Default or Event of Default exists, the aggregate amount of the Total Commitment may be increased at any time prior to the Commitment Termination Date to an aggregate amount not in excess of $400,000,000 without any amendment to this Agreement and without consent of the Lenders, by the execution and delivery by any new Lender or increased commitment from any of the existing Lenders (provided, however, that no Lender's Total Commitment may be increased without such Lender's consent), which has been approved by the Borrower and the Agent (a "Joining Lender") of a Lender Joinder Agreement (substantially in the form of Exhibit O). Neither the Agent, the Borrower nor any Credit Party shall have any obligation to offer the increase in the amount of the Total Commitment to the existing Lenders. On the effective date of such joinder: (i) the Agent shall notify all other Lenders thereof, including the name, notice address and amount of Total Commitment of the Joining Lender; (ii) the Borrower shall execute and deliver to the Agent for re-delivery to the Lender, as appropriate, a Revolving Note payable to the Joining Lender in the amount of its Total Commitment, after giving effect to such joinder; and (iii) the Joining Lender shall purchase from each other Lender a pro rata participation in such other Lender's existing Revolving Loans, including in any right of payment pursuant to Section 6.5 with respect thereto, so that, after giving effect thereto, each Lender's Total Commitment Percentage and Revolving Commitment Percentage will be revised to account for such increase in the Total Commitment and each Lender (including the Joining Lender) will have risk for such existing Loans and Reimbursement Obligations (other than Competitive Bid Loans) equal to its revised Revolving Commitment Percentage and Total Commitment Percentage. Loans made after the effective date of such joinder shall not be subject to the foregoing, and the Joining Lender shall fund its share thereof in accordance with its Total Commitment.

6.12     Term.
         ----

(a) Each Fixed Rate Loan included in any Borrowing shall mature, and the principal amount thereof shall be due and payable, on the last day of the Interest Period applicable to such Borrowing.

(b) Notwithstanding the foregoing, the outstanding principal amount of the Loans, if any, together with accrued but unpaid interest thereon, if any, shall be due and payable on November 22, 2005, unless the Maturity Date is otherwise extended as set forth herein. Upon the written request of the Borrower, which request shall be delivered to the Agent prior to or on the Maturity Extension Date (as such term is hereinafter defined), the Borrower shall have the option of extending the Commitment Termination Date for an additional one-year period six (6) months prior to the Maturity Date without the consent of any Lender ("Maturity Extension Date") provided Borrower satisfies the Extension Conditions. The Extension Conditions are (a) a written certification that provides (i) that no Event of Default exists as to the Agreement and (ii) that the Borrower is in compliance with all financial covenants set forth in Section
11.8 and provides all necessary supporting documentation, (b) Borrower's payment to Agent on behalf of the Lenders of the Extension Fee on the Maturity Extension Date and (c) all Guarantors have consented to such extension in writing. Upon written notice and satisfaction on any of the Extension Conditions as determined by Agent in its reasonable discretion, the Maturity Date shall be automatically extended from thirty-six (36) months from the Closing Date to forty-eight (48) months from the Closing Date and Agent shall promptly give each Lender notice of such extension.

(c) Borrower agrees to execute such documentation to reflect the extension of the Commitment Termination Date as Lenders may reasonably request, and to pay all reasonable costs and expenses of Lenders and their respective counsel incurred in connection therewith.

6.13 Miscellaneous. The Agent and the Borrower shall determine each Lender's Total Allocated Commitment prior to the Closing Date. Except as provided herein, at no time during the term of the Loans shall any Lender's Total Commitment Percentage be greater than SouthTrust's Total Commitment Percentage. Notwithstanding the foregoing, if there is a merger of any of the Lenders with another Lender then SouthTrust shall not be required to have a Total Commitment Percentage greater than any other Lender.

6.14 Discontinuance of Advances. Notwithstanding anything to the contrary contained in this Agreement, if an involuntary proceeding as more particularly set forth in Section 12.1(e) or an event as set forth in Section 12.1(j) should occur prior to such involuntary proceeding or event becoming an Event of Default, then no further advances of the Loans shall be made under Articles 2, 4, and 5 of the Agreement or issuances of Letters of Credit under Article 3 of the Agreement shall be made until (i) (a) the involuntary proceeding has been dismissed or vacated or (b) the order, judgment, or decree decreeing the dissolution or split up of such Credit Party has been discharged or stayed or
(ii) the Required Lenders have approved making further advances pursuant to
Article 2, 4, and/or 5 of this Agreement or issuances of Letters of Credit pursuant to Article 3 of this Agreement. Once an event or act under Sections 12.1(e) and (j) rises to the level of an Event of Default then Section 12.2 of this Agreement shall control and not this Section 6.14 of the Agreement.


Article 7.........GUARANTY

7.1 Guaranty of Payment. Guarantors hereby unconditionally guarantee to each Lender and the Agent the prompt payment of the Credit Party Obligations in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration or otherwise). The Guarantors additionally unconditionally guarantee to each Lender and the Agent the timely performance of all other obligations under the Credit Documents. This Guaranty is a guaranty of payment and performance and not of collection and is a continuing guaranty and shall apply to all Credit Party Obligations whenever arising. The term "Guarantor" shall include any Significant Subsidiary, and each of the Credit Parties agrees to notify Agent in writing promptly of the existence at any time of a Significant Subsidiary and cause such Significant Subsidiary, whether such Person now exists or is later formed, to execute such guaranty agreements or other documentation evidencing a guaranty of the Credit Party Obligations, continuing the terms set forth in this Article 3 and otherwise acceptable to Agent.

7.2 Obligations Unconditional. The obligations of the Guarantors hereunder are absolute and unconditional, irrespective of the value, genuineness, validity, regularity or enforceability of any of the Credit Documents, the insolvency of any Credit Party, or any other agreement or instrument referred to therein, to the fullest extent permitted by applicable law, irrespective of any other circumstance whatsoever which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor. Guarantors agree that this Guaranty may be enforced by the Lenders without the necessity at any time of resorting to or exhausting any other security or collateral and without the necessity at any time of having recourse to the Notes or any other of the Credit Documents or any collateral, if any, hereafter securing the Credit Party Obligations or otherwise and Guarantors hereby waive the right to require the Lenders to proceed against the Borrower or any other Person (including a co-guarantor) or to require the Lenders to pursue any other remedy or enforce any other right. Guarantors further agree that they shall have no right of subrogation, indemnity, reimbursement or contribution against the Borrower or any other Guarantor of the Credit Party Obligations for amounts paid under this Guaranty until such time as the Lenders have been paid in full, all Total Commitments under the Credit Agreement have been terminated and no Person shall have any right to request any return or reimbursement of funds from the Lenders in connection with monies received under the Credit Documents. Guarantors further agree that nothing contained herein shall prevent the Lenders from suing on the Notes or any of the other Credit Documents or foreclosing its security interest in or Lien on any collateral, if any, securing the Credit Party Obligations or from exercising any other rights available to it under this Credit Agreement, the Notes, any other of the Credit Documents, or any other instrument of security, if any, and the exercise of any of the aforesaid rights and the completion of any foreclosure proceedings shall not constitute a discharge of any of the Guarantors' obligations hereunder; it being the purpose and intent of Guarantors that their obligations hereunder shall be absolute, independent and unconditional under any and all circumstances. Neither Guarantors' obligations under this Guaranty nor any remedy for the enforcement thereof shall be impaired, modified, changed or released in any manner whatsoever by an impairment, modification, change, release or limitation of the liability of the Borrower or by reason of the bankruptcy or insolvency of the Borrower. Guarantors waive any and all notice of the creation, renewal, extension or accrual of any of the Credit Party Obligations and notice of or proof or reliance by the Agent or any Lender upon this Guaranty or acceptance of this Guaranty. The Credit Party Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon this Guaranty. All dealings between the Borrower and the Guarantors, on the one hand, and the Agent and the Lenders, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon this Guaranty.

7.3 Modifications. Guarantors agree that (a) all or any part of the security (if any) now or hereafter held for the Credit Party Obligations, if any, may be exchanged, compromised or surrendered from time to time; (b) the Lenders shall not have any obligation to protect, perfect, secure or insure any such security interests, liens or encumbrances now or hereafter held, if any, for the Credit Party Obligations or the Properties subject thereto; (c) the time or place of payment of the Credit Party Obligations may be changed or extended, in whole or in part, to a time certain or otherwise, and may be renewed or accelerated, in whole or in part; (d) the Borrower and any other party liable for payment under the Credit Documents may be granted indulgences generally; (e) any of the provisions of the Notes or any of the other Credit Documents may be modified, amended or waived; (f) any party (including any co-guarantor) liable for the payment thereof may be granted indulgences or be released; and (g) any deposit balance for the credit of the Borrower or any other party liable for the payment of the Credit Party Obligations or liable upon any security therefor may be released, in whole or in part, at, before or after the stated, extended or accelerated maturity of the Credit Party Obligations, all without notice to or further assent by such Guarantors, which shall remain bound thereon, notwithstanding any such exchange, compromise, surrender, extension, renewal, acceleration, modification, indulgence or release.

7.4 Waiver of Rights. Guarantors expressly waive to the fullest extent permitted by applicable law: (a) notice of acceptance of this Guaranty by the Lenders and of all extensions of credit to the Borrower by the Lenders; (b) presentment and demand for payment or performance of any of the Credit Party Obligations; (c) protest and notice of dishonor or of Default or Event of Default (except as specifically required in the Credit Agreement) with respect to the Credit Party Obligations or with respect to any security therefor; (d) notice of the Lenders obtaining, amending, substituting for, releasing, waiving or modifying any security interest, lien or encumbrance, if any, hereafter securing the Credit Party Obligations, or the Lenders' subordinating, compromising, discharging or releasing such security interests, liens or encumbrances, if any; (e) all other notices to which such Guarantors might otherwise be entitled; and (f) demand for payment under this Guaranty.

7.5 Reinstatement. The obligations of the Guarantors under this Article 7 shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of any Person in respect of the Credit Party Obligations is rescinded or must be otherwise restored by any holder of any of the Credit Party Obligations, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, and Guarantor agrees that it will indemnify the Agent and each Lender on demand for all reasonable costs and expenses (including, without limitation, reasonable fees of counsel) incurred by the Agent or such Lender in connection with such rescission or restoration, including any such costs and expenses incurred in defending against any claim alleging that such payment constituted a preference, fraudulent transfer or similar payment under any bankruptcy, insolvency or similar law.

7.6 Remedies. The Guarantors agree that the Credit Party Obligations shall be due and payable, without demand, on the Maturity Date, if applicable, and may be declared to be forthwith due and payable as provided in Article 12 (and shall be deemed to have become automatically due and payable in the circumstances provided in Article 12) notwithstanding any stay, injunction or other prohibition preventing such declaration (or preventing such Credit Party Obligations from becoming automatically due and payable) as against any other Person and that, in the event of such declaration (or such Credit Party Obligations being deemed to have become automatically due and payable), such Credit Party Obligations (whether or not due and payable by any other Person) shall forthwith become due and payable by the Guarantors.

Article 8.........CONDITIONS PRECEDENT TO MAKING ADVANCES,
                  SWING LOAN ADVANCES, OR ISSUING LETTERS OF CREDIT

         The obligations of Lenders to make any Advance to Borrower, the obligation of Agent to issue Letters of Credit, and the obligation of SouthTrust to make Swing Loan Advances, shall be subject to the satisfaction by Borrower of the following conditions precedent (in addition to any such conditions precedent as may be applicable pursuant to Article 2, 3, 4, and 5), as of the date of the requested Advance, Swing Loan Advance or Letter of Credit.

(a) There shall exist no Event of Default, and no covenant, term, or condition contained in any of the Credit Documents will be breached or violated as a result of such Advance or the issuance of such Letter of Credit.

(b) The representations and warranties of Credit Parties made in this Agreement or in any certificate executed and delivered pursuant hereto shall be true and accurate in all material respects.

(c) Credit Parties shall have performed or observed all agreements, covenants, and conditions required by the Required Lenders or, in the case of a Swing Loan Advance, SouthTrust, to be performed or observed by Credit Parties, including, without limitation, the submission by Borrower and approval by the Required Lenders or, in the case of a Swing Loan Advance, SouthTrust, of any required Compliance Certificates (provided, SouthTrust will cease Swing Loan Advances upon failure of Borrower to satisfy this condition if instructed to do so in writing by the Required Lenders).

(d) Credit Parties shall have duly executed the Credit Documents and Notes, and shall have delivered the same to Lenders, together with any and all other documents that Lenders or their legal counsel, in their reasonable discretion, shall deem necessary to complete the transactions contemplated hereunder.

(e) Any proceedings taken in connection with the performance and observance of the provisions of this Agreement shall be reasonably satisfactory to Lenders and their legal counsel.

(f) Prior to the first Advance, Agent shall have received, in form and substance satisfactory to Agent and its counsel:

          (i) Copies of the Organizational Documents for each of the Credit Parties, certified on the Closing Date by the appropriate Person on behalf of each of the Credit Parties.

          (ii) Certificates of existence and good standing (or such similar certificates) for each of the Credit Parties, all certified on or within thirty (30) days of the Closing Date by the Secretary of State of Alabama, and, in the case of CRLP, Delaware.

          (iii) Copies of the resolutions of the Board of Trustees of CLP and, to the extent necessary, the general partners of CRLP, certified as of the Closing Date by the appropriate Person on behalf of each of the Credit Parties, authorizing (A) the transactions contemplated by this Agreement and (B) the execution, delivery and performance by each of the Credit Parties of the Credit Documents and the execution and delivery of all other documents to be delivered by the Credit Parties in connection with the transactions herein contemplated.

          (iv) Incumbency certificates, dated as of the date of this Agreement, executed by the appropriate Person on behalf of each of the Credit Parties, which shall identify by name and title and bear the signature of the officers of each Credit Party authorized to sign the Credit Documents and all other documents executed in connection with the transactions herein contemplated on behalf of the Credit Parties. Lenders shall be entitled to rely upon such incumbency certificates in completing the transactions herein contemplated.

          (v) The written opinion of legal counsel to the Credit Parties acceptable to Lenders, dated the date of this Agreement, addressed to Lenders and in form and substance acceptable to Lenders and their legal counsel.

          (vi) Such other agreements, instruments, approvals, opinions and other documents as Lenders may reasonably request.

          (vii) Payment to Agent for the account of the Lenders of the Up-Front Fee and payment to Agent for its own account of the Agent Fee.

          (viii) Evidence of property and liability insurance in such amounts, and with such carriers, as is acceptable to Lenders.

         Notwithstanding subsection (c) above, SouthTrust may elect to make any Swing Loan Advance or Agent may establish any Letter of Credit (unless SouthTrust or Agent is instructed in writing, prior thereto, not to do so by Required Lenders), and the Lenders may (and will upon election of Required Lenders) make any Advances even though subsection (c) is not satisfied.

         Each request for an Advance or Swing Loan Advance, and each request for issuance of a Letter of Credit shall constitute Credit Parties' representation and warranty that each of the foregoing conditions and any conditions set forth in this Agreement are satisfied on the date of such request, and on the date of such Advance or Swing Loan Advance, or date of issuance of such Letter of Credit, that all representations and warranties contained in the Credit Documents are true and correct and that Credit Parties are in compliance with all terms and conditions of the Credit Documents as of the date of such request and the date of such Advance, or Swing Loan Advance, and issuance of such Letter of Credit, as the case may be, and Agent and Lenders may rely upon such representation and warranty without further inquiry.

         Nothing in this Section is intended to restrict Lenders' obligation to make a Revolving Advance required by Section 3.2 or 5.7(b) hereof.

Article 9.........REPRESENTATIONS AND WARRANTIES

         To induce Lenders to enter into this Agreement, to induce Lenders to make Advances hereunder, to induce Agent to issue Letters of Credit hereunder, and to induce SouthTrust to make Swing Loan Advances, Credit Parties represent and warrant to Lenders that:

9.1      Existence, Power and Qualification.

(a) CLP (1) is duly organized, validly existing and in good standing under the laws of the State of Alabama, (2) has the power and authority and the legal right to own its property and to conduct its business in the manner in which it is now conducted or hereafter contemplates conducting its business, and (3) qualifies as a "real estate investment trust" under the applicable provisions of the Internal Revenue Code.

(b) CRLP (1) is duly organized, validly existing and in good standing under the laws of the State of Delaware, (2) has the power and authority and the legal right to own its property and to conduct its business in the manner in which it is now conducted or hereafter contemplates conducting its business, and (3) is duly qualified and registered to do business under the laws of the State of Alabama and any other states where its ownership of property or conduct or proposed conduct of its business requires such qualification.

(c) There are no Significant Subsidiaries (except as disclosed to Agent in writing and which have provided a guaranty as required by Section 7.1).

9.2 Authority to Borrow Hereunder. Credit Parties have the power and authority and the legal right to make, deliver and perform the Credit Documents. Credit Parties have taken all necessary action on their part to authorize the execution, delivery and performance of the Credit Documents, and the borrowing contemplated thereby. No consent or authorization of, or filing with, any federal, state, county or municipal government, or any department or agency of any such government, is required of Credit Parties in connection with the execution, delivery, performance, validity or enforceability of the Credit Documents, or the borrowing contemplated hereby.

9.3 Due Execution and Enforceability. The Credit Documents have been duly executed and delivered on behalf of Credit Parties, and constitute the legal, valid and binding obligation of Credit Parties enforceable against Credit Parties in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditor's rights generally, and general principles of equity which may limit the availability of equitable remedies.

9.4 No Conflict. The execution, delivery and performance of the Credit Documents, and the consummation of the transactions contemplated therein, will not (a) conflict with or be in contravention of any law, regulation, rule, order or judgment applicable to Credit Parties or their Organizational Documents, or any other agreement, instrument, mortgage, deed of trust, lien, lease, judgment, decree or order to which Credit Parties are a party or are subject or by which Credit Parties or their Properties are bound or affected, or (b) result in the creation of any Lien upon any of the Properties of any of the Credit Parties.

9.5 Material Claims. There is no litigation, claim, lawsuit, investigation, action or other proceeding pending or, to the knowledge of Credit Parties, threatened before any court, agency, arbitrator or other tribunal which individually or in the aggregate might result in any material adverse change in the financial condition, operations, businesses or prospects of any of the Credit Parties.

9.6 Financial Statements Accurate. All financial statements heretofore or hereafter provided by the Credit Parties are and will be true and complete in all material respects as of their respective dates and will fairly present the financial condition of the Credit Parties, and there are no liabilities, direct or indirect, fixed or contingent, as of the dates of such statements which are not reflected therein or in the notes thereto or in a written certificate delivered with such statements. All financial statements have been or will be prepared in accordance with GAAP and any requirements of SEC. There has been no material adverse change in the financial condition, operations, or prospects of any Credit Parties, since the date of such statements except as fully disclosed in writing with the delivery of such statements.

9.7 No Defaults or Restrictions. There is no declared default under any agreement or instrument nor does there exist any restriction in the Organizational Documents of Credit Parties that causes or would cause a material adverse effect on the business, properties, operations or condition, financial or otherwise, of Credit Parties (there are, however, typical restrictions applicable to real estate investment trusts under the Internal Revenue Code).

9.8 Payment of Taxes. Credit Parties have filed all federal, state, and local tax returns which are required to be filed and have paid, or made adequate provision for the payment of, all taxes which have or may become due pursuant to said returns or to assessments received by Borrower.

9.9 Necessary Permits, Etc. Credit Parties possess all franchises, trademarks, permits, licenses, consents, agreements and governmental approvals that are necessary or required by any authority to carry on their businesses as now conducted. Credit Parties have received no notice of default or termination of any material agreement or any notice of noncompliance with any law, rule or regulation by which they are bound, which would cause a material adverse effect upon the business, properties, operations or condition, financial or otherwise, of any of the Credit Parties.

9.10 Regulation U. Credit Parties are not engaged and will not engage, principally or as one of their important activities, in the business of extending credit for the purpose of "purchasing" or "carrying" any "margin stock" (as each of the quoted terms is defined or used in Regulation U), and no part of the Loans will be used for so "purchasing" or "carrying" "margin stock" or for any purpose which violates, or which would be inconsistent with, the provisions of Regulation U. If requested by Lenders, Borrower will furnish to Lenders a statement in conformity with the requirements of Regulation U to the foregoing effect.

9.11 Title to Assets. Credit Parties have good and marketable title to all of their assets.
         ---------------

9.12 Compliance with Applicable Environmental Law. Credit Parties represent and warrant to Lenders that, except as set forth in Schedule 9.12, the Properties and Credit Parties are not in violation of or subject to any existing, pending or, to the best of Credit Parties' knowledge, threatened investigation or inquiry by any governmental authority or any response costs or remedial obligations under any Applicable Environmental Law, and this representation and warranty would continue to be true and correct following disclosure to the applicable governmental authorities of all relevant facts, conditions and circumstances, if any, pertaining to the Properties; that Credit Parties have not obtained and are not required to obtain any permits, licenses or similar authorizations to construct, occupy, operate or use any buildings, improvements, fixtures or equipment located upon the Properties by reason of any Applicable Environmental Law; that Credit Parties have taken all steps reasonably necessary to determine and have determined that no petroleum products, oil, hazardous substances, or solid wastes have been disposed of or otherwise released on the Properties; and that the use which Credit Parties have made, make or intend to make of the Properties will not result in the location on or disposal or other release of any petroleum products, oil, hazardous substances or solid waste on or to the Properties. Credit Parties hereby agree to pay any fines, charges, fees, expenses, damages, losses, liabilities, or response costs arising from or pertaining to the application of any such Applicable Environmental Law to the Properties and to indemnify and forever save Lenders harmless from any and all judgments, fines, charges, fees, expenses, damages, losses, liabilities, response costs, or attorneys' fees and expenses arising from the application of any such Applicable Environmental Law to the Projects or Agent. Each of the Credit Parties agree to notify Lenders in the event that any governmental agency or other entity notifies any of them that they may not be in compliance with any Applicable Environmental Law. Credit Parties agree to permit Lenders to have access to the Properties at all reasonable times in order to conduct, at Credit Parties' expense, any tests which Lenders deem are necessary to ensure that Credit Parties and the Properties are in compliance with all Applicable Environmental Laws. Terms used in this Section 9.12 which are defined in any Applicable Environmental Law shall have the meanings given therein.

9.13 Disclosure. Neither this Agreement nor any other document, financial statement, credit information, certificate or statement required herein to be furnished to Lenders by Credit Parties in connection with this Agreement contains any untrue, incorrect or misleading statement of material fact, and all of these documents taken as a whole do not omit to state a fact material to this Agreement, to Lenders' decision to enter into this Agreement or to the transactions contemplated hereunder. All representations and warranties made herein or any certificate or other document delivered to Lenders by or on behalf of Credit Parties, pursuant to or in connection with this Agreement, shall be deemed to have been relied upon by Lenders notwithstanding any investigation heretofore or hereafter made by Lenders or on their behalf, and shall survive the making of Advances as contemplated hereby.

9.14 Insolvency. Credit Parties are now and, after giving effect to the transactions contemplated hereby, at all times will be, solvent, as determined in accordance with GAAP.

9.15 ERISA. Each Credit Party is in compliance with all applicable material provisions of ERISA. No Credit Party has received any notice to the effect that it is not in full compliance with any of the requirements of ERISA and the regulations promulgated thereunder. No fact or situation that could result in a material adverse change in the financial condition of Credit Parties, including, but not limited to, any Reportable Event or Prohibited Transaction, exists in connection with any Employee Plan. Neither Credit Parties nor any of the Subsidiaries has any withdrawal liability in connection with a Multiemployer Plan.

9.16 Existing Debt. To the best of their knowledge, Credit Parties are not in default with respect to any of their existing Debt. No Credit Party has received any written notice of a default or event of default from any creditor with respect to Credit Party's Debt. The Total Liabilities of the Credit Parties are, and will be, accurately and completely set forth in an attachment to the Compliance Certificate.

Article 10........AFFIRMATIVE COVENANTS

         Credit Parties agree and covenant that until the Loans and Reimbursement Obligation have been paid in full, and the Commitment Period has expired, Credit Parties shall comply with each of the following affirmative covenants:

10.1 Payment of Loans and Reimbursement Obligation; Maintenance of Maximum Borrowing Base. Borrower will duly and punctually pay the principal and interest of the Loans in accordance with the terms of this Agreement and the Notes; will duly and punctually pay the Reimbursement Obligation and interest thereon in accordance with the terms of this Agreement and the Letter of Credit Agreements; will timely pay and perform all other Credit Obligations and will maintain the Maximum Borrowing Base at an amount that at all times equals or exceeds the sum of the outstanding principal of the Revolving Loan plus the Reimbursement Obligation, plus the outstanding principal balance of Competitive Bid Loans, plus the outstanding principal balance of the Swing Loan.

10.2 Insurance. Credit Parties will maintain insurance with insurance companies satisfactory to Lenders on such of their Properties, in such amounts and against such risks as is customarily maintained in similar businesses operating in the same vicinities, and file with Agent upon request, from time to time, a detailed list of the insurance then in effect, stating the names of the insurance companies, the amounts and rates of the insurance, dates of expiration thereof, and the Properties and risks covered thereby, and within ten (10) days after notice in writing from Agent, shall obtain additional insurance as Lenders may reasonably request. All liability insurance policies shall name Agent, as agent for Lenders, as additional insured, and shall provide Agent with a certificate confirming that such insurance is in effect and cannot be canceled without giving Agent at least thirty (30) days' prior written notice of such cancellation. Credit Parties shall give Agent prompt notice of any casualty loss in excess of $1,000,000 occurring at any of the Properties.

10.3 Maintenance of Existence. Credit Parties will maintain their existence and, in each jurisdiction in which the character of the properties owned by any of the Credit Parties or in which the transaction of their businesses makes qualification necessary, maintain such qualification and good standing.

10.4 Compliance with Laws; Payment of Claims. Credit Parties will comply in all material respects with all applicable laws, rules, regulations and orders (including, without limitation, Applicable Environmental Laws and ERISA); pay before the same become delinquent all taxes, assessments and governmental charges or levies imposed upon Credit Parties or upon their income or profits or upon any of their Properties; and pay all lawful claims, which, if unpaid, might become a Lien upon any of their Properties, except to the extent contested in good faith by proper proceedings which stay the imposition of any penalty, fine or Lien resulting from the nonperformance or nonpayment thereof and with respect to which adequate reserves have been set aside for payment thereof.

10.5 Accrual and Payment of Taxes. Credit Parties will accrue all current tax liabilities of all kinds, all required withholdings of income taxes of employees, all required old age and unemployment contributions, and pay the same when they become due, unless appropriate extensions are obtained.

10.6 Maintenance of Properties. Each of the Credit Parties will keep all of its Properties, in good repair, working order and condition, reasonable wear and tear excepted, and from time to time make all needed and proper repairs, renewals, replacements, additions, and improvements thereto as is necessary for items that have become obsolete or worn in the ordinary course of business, and comply with the provisions of all leases to which Credit Parties are parties or under which they occupy Property so as to prevent any loss or forfeiture thereof or thereunder.

10.7 Other Indebtedness. Credit Parties will duly and punctually pay or cause to be paid all principal and interest of any indebtedness of Credit Parties to Lenders or to other creditors, comply with and perform all conditions, terms and obligations of the notes or other instruments evidencing such indebtedness and the mortgages, deeds of trust, security agreements and other instruments evidencing security for such indebtedness.

10.8 Examination and Visitation By Lenders. At any reasonable time and from time to time upon reasonable notice and during normal business hours, Credit Parties will permit Lenders or their representatives to examine and make copies and abstracts from the records and books of account of, and visit the Properties of, Credit Parties, and to discuss the affairs, finances and accounts of Credit Parties with any of their respective officers, directors or employees.

10.9 Accounting Records. Credit Parties will keep adequate records and books of account, with complete entries made in accordance with GAAP consistently applied, reflecting all of their financial transactions.

10.10 Maintenance of Permits, Etc. Credit Parties will obtain, maintain and preserve all permits, licenses, authorizations, approvals, certificates and accreditation which are necessary for the proper conduct of their businesses.

10.11 Conduct Business. Credit Parties will conduct their businesses as now conducted and do all things necessary to preserve, renew and keep in full force and effect their rights and franchises necessary to continue such businesses.

10.12 Correction of Defect, Etc. On request of Lenders, Credit Parties will promptly correct any scrivener's error which may be discovered in the contents of the Credit Documents, or in the execution thereof, and execute and deliver such further instruments and do such further acts as may be necessary or as may be requested by Lenders to carry out more effectively the purposes of this Agreement.

10.13 Financial and Other Information. Credit Parties will provide Lenders with the following financial statements and other information on a continuing basis:

(a) Within one hundred (100) days after the end of the respective fiscal years of Credit Parties, annual audited consolidated financial statements of Credit Parties, prepared by a nationally recognized accounting firm or an independent certified public accounting firm acceptable to the Lenders, which statements shall include a balance sheet and a statement of income and expenses for the year then ended and consolidated and consolidating schedules.

(b) Within fifty (50) days after the end of each fiscal quarter, unaudited financial statements of the Credit Parties, prepared in accordance with GAAP and consistent with the annual statements, which statements shall include a detailed balance sheet and statement of income and expenses for the quarter then ended and shall be certified by the treasurer or chief financial officer of each of Credit Parties to be true and correct.

(c) Within fifty (50) days after the end of each fiscal quarter ending June 30 and December 31, the Borrower shall provide Lenders a four quarter projection for income statement, balance sheet, cash flow, and financial covenants of Borrower.

(d) Simultaneously with the filing or mailing thereof, copies of any filings made by CLP with the Securities and Exchange Commission or mailings made by CLP to its shareholders, including, without limitation, copies of CLP's proxy statements, annual reports, Form 10-K, Form 10-Q, and Form 8-K (if filed).

(e) To the extent a Credit Party is aware of the same, prompt notice of the commencement of any proceeding or investigation by or before any governmental authority and any action or proceeding in any court or other tribunal or before any arbitrator against or in any other way relating adversely to, or adversely affecting, any Credit Party or its respective properties, assets or business which, if determined or resolved adversely to such Credit Party, could have a material adverse effect on the operations or financial condition of such Credit Party.

(f) Prompt notice of any amendment to any Organizational Documents of a Credit Party.

(g) Prompt notice of any change in the Senior Management of any Credit Party. For purposes hereof, "Senior Management" means Thomas H. Lowder, Howard B. Nelson, Jr., John Rigrish, C. Reynolds Thompson, III and Charles McGehee.

(h) Prompt notice of any change in the business, assets, liabilities, financial condition, results of operations or business prospects of any Credit Party or any Subsidiary which has had or may have a material adverse effect on such Person's operations or financial condition.

(i) Prompt notice of the occurrence of any Default or Event of Default hereunder, under any other Credit Documents or under the documents evidencing any Debt of any of the Credit Parties.

(j) Prompt notice of the acquisition, incorporation, or other creation of any Subsidiary or Joint Venture in which Credit Parties have an ownership interest of $10,000,000 or more.

(k) Promptly upon receipt thereof, copies of all reports, if any, submitted to any Credit Party or to such Credit Parties' Board of Directors, Board of Trustees, or partners, as applicable, by its independent public accountants, including, without limitation, any management report.

         Lenders reserve the right to require such other financial information of Credit Parties, at such other times, as Lenders shall deem necessary, and Credit Parties agree promptly to provide such information to Lenders. All financial statements must be in the form and detail as the Lenders may from time to time reasonably request.

10.14 Compliance Certificate. At the time of furnishing the quarterly financial statements required under the foregoing Section, within ten (10) Domestic Business Days of any purchase, sale, acquisition, merger, or similar transaction wherein the value of the transaction equals or exceeds $30,000,000, or the assumption of additional debt in excess of $30,000,000, or the issuance of a Letter of Credit under the Revolving Loan, and within ten (10) Domestic Business Days of the removal of any Property from the Pool, Credit Parties shall submit to Lenders a compliance certificate in the form attached hereto as Exhibit E, with all information completed, attached, and certified by the treasurer or chief financial officer of each of Credit Parties as complete and correct.

10.15 Employee Plan Reports and Notices. Credit Parties will, upon request, promptly furnish to Lenders after the filing or receipt thereof, copies of all reports and notices, if any, which Credit Parties file under the Internal Revenue Code or ERISA with the Internal Revenue Service, the Pension Benefit Guaranty Corporation or the U.S. Department of Labor, or which Credit Parties receive from any such agency, with respect to any Employee Plan, if any of the information therein could form the basis of, or any dispute referred to therein which, if determined adversely to Credit Parties, could constitute or give rise to, an Event of Default.

10.16    Ownership.  CLP shall at all times be the sole general partner of CRLP.
         ---------
10.17 REIT Status. CLP will maintain its status as a real estate investment trust, as defined in the Internal Revenue Code.
         -----------

10.18 Ratings. At the time CRLP's senior unsecured Debt is rated by any rating agency, and thereafter, at the time of supplying the annual financial statements required by Section 6.13. hereof, Credit Parties shall submit to Lenders evidence of CRLP's senior unsecured Debt then current rating by the applicable rating agency. If such rating changes or such Debt is no longer rated by a Qualified Rating Agency at any time, Credit Parties must notify Lenders within two (2) Domestic Business Days of such change, and the Margin shall be recalculated and shall be effective two (2) days after such change in ratings.

10.19 Registration of Stock of CLP. Credit Parties shall cause the stock of CLP to be listed on the New York Stock Exchange, the American Stock Exchange, or the National Association of Securities Dealers Automated Quotation System at all times.

10.20 Key Officers. Credit Parties shall cause Thomas H. Lowder to remain as chief executive officer or chairman of the board of directors of each of the Credit Parties; provided, however, that his removal or resignation from either or both such positions shall not constitute a breach of this covenant if such removal or resignation results from his death or disability, or is for cause.

10.21    Environmental Laws.

(a) Credit Parties will comply, and cause all of their Affiliates to comply, with all Applicable Environmental Laws. If any Credit Party shall (i) receive notice that any violation of any Applicable Environmental Law may have been committed or is about to be committed by such Person, (ii) receive notice that any administrative or judicial complaint or order has been filed or is about to be filed against any Credit Party alleging violations of any Applicable Environmental Laws or requiring any Credit Party to take any action in connection with the release of hazardous materials, or (iii) receive any notice from a governmental authority or private party alleging that any Property is adversely affected by a violation or potential violation of any Applicable Environmental Laws or that any Credit Party may be liable or responsible for any costs associated with a response to or cleanup of a release of a hazardous material or any damages caused thereby, and such notices, individually or in the aggregate, could have a material adverse effect on the operations or financial condition of any Credit Party or any Property, such Credit Party shall provide Agent with a copy of such notice within thirty (30) days after the receipt thereof by such Credit Party. Within thirty (30) days after any Credit Party learns of the enactment or promulgation of any new Applicable Environmental Law which could have a material adverse effect on the operations or financial condition of any Credit Party, such Credit Party shall provide Agent with notice thereof. Each Credit Party shall promptly take all actions necessary to prevent the imposition of any Liens on any of their respective Properties arising out of or related to any Applicable Environmental Laws. If Credit Parties are notified as set forth herein, or otherwise become aware, that any of the Properties are in violation of Applicable Environmental Laws, Credit Parties shall, within 180 days of Credit Parties' receipt of such notice or actual knowledge of such violation, deliver to Agent an estimate of the cost to remediate and/or otherwise cure such violation, which estimate must be from a licensed environmental firm or engineer acceptable to Agent. If the costs of such remediation and/or cure exceed $500,000 for any single Property, such estimated costs shall be subtracted from the Maximum Borrowing Base until such time as Credit Parties have remediated and/or cured (and have provided evidence satisfactory to Agent of such remediation and cure) such violation in accordance with Applicable Environmental Laws. Credit Parties agree to remedy and/or cure any such violation within the time periods permitted therefor by Applicable Environmental Laws or any governmental authorities.

(b) Upon request by Agent, Borrower shall provide the latest copy of an ESA for any Pool Property. If Agent reasonably believes, based upon objective evidence, or has actual knowledge (pursuant to ss.10.21(a) or otherwise) that there has been an adverse environmental change in any Pool Property, then upon Agent's request Borrower shall provide a current ESA or other environmental investigation and report reasonably acceptable to Agent for such Pool Property prepared in accordance with Agent's current environmental requirements. If such ESA or other environmental investigation and report reasonably acceptable to Agent reveals a significant violation, as determined by Agent in its reasonable discretion, of Applicable Environmental Laws which would materially and adversely effect the operation of such Pool Property, as determined by Agent in its reasonable discretion, or the costs of such remediation and/or cure exceed $500,000 for such Property and if such violation has not previously been disclosed to the Agent prior to becoming a Pool Property, then Agent may remove an amount reasonably estimated to effect a remediation of such problem (the "Remediation Costs") from the Maximum Borrowing Base provided that (i) such problem is not covered by an environmental policy which will be adequate to pay for such remediation, (ii) such problem is not one covered by a state or federal trust fund which will be adequate to pay for such remediation or (iii) Borrower does not remedy such condition within ninety (90) days from the date of receipt of such notice from Agent of violation and intent to remove remediation costs from the Maximum Borrowing Base. If the Remediation Costs are equal to or greater than twenty-five percent (25%) of the GAV of such Property, then Agent, may in its sole discretion remove such Property from the Pool. If a Property is removed from the Pool, then Credit Parties may request such Property's reinstatement into the Pool and such Property shall be reinstated if consented to by the Required Lenders.

(c) An initial list of Pool Properties is attached hereto as Exhibit H. The Credit Parties represent and warrant to Lenders that the Pool Properties meet the requirements for inclusion in the Pool as set forth in the definition of "Pool" in Article 1 of this Agreement. The Credit Parties may add other Properties to the Pool during the Commitment Period by delivering a certificate to the Agent (which such certificate must be acceptable to Agent), which certificate must (1) contain a detailed description of the Property, (2) state that such Property meets the requirements for inclusion in the Pool, (3) state that Borrower has substantially complied with the requirements of the Due Diligence Checklist attached hereto as Exhibit I, and (4) must be signed by the President, Chief Executive Officer, or Chief Financial Officer of Borrower. Borrower shall provide Agent a Phase I Environmental Site Assessment for each Property added to the Pool, which assessment must be acceptable to Lenders. Borrower shall also provide Agent, upon the request of any Lender, copies of any of the due diligence items described in the Due Diligence Checklist, together with any other information with respect to such Property as Agent or any Lender may reasonably request. If such certificate is submitted at least thirty (30) days after the end of any fiscal quarter, and such Property meets the requirements for inclusion in the Pool as of the last day of such fiscal quarter, as reasonably determined by Agent, such Property will be included in the Pool for such fiscal quarter. If all or a Material Portion (as hereinafter defined) of a Pool Property is destroyed by fire or other casualty, or shall be damaged or taken by condemnation (which term shall include any damage or taking by any governmental authority and any transfer by private sale in lieu thereof), either temporarily or permanently, such Property shall be immediately removed from the Pool. As used herein, "Material Portion" means twenty-five percent (25%) or more of the leasable square footage of the Property or, for multifamily Properties, twenty-five percent (25%) or more of the total units at the Property. Properties may also be removed from the Pool at the written request of Credit Parties provided that such removal will not result in a breach or violation of any term, covenant, or condition contained in any of the Credit Documents.

10.22 Newly formed Significant Subsidiaries of CLP as Guarantors. CLP agrees that any newly formed wholly owned Significant Subsidiaries of CLP shall execute an agreement guaranteeing the prompt payment of the Credit Party Obligations in full when due and shall assume and agree to all conditions and terms set forth in Article 7 hereof.

Article 11........NEGATIVE COVENANTS

         Credit Parties agree and covenant that until the Loans and Reimbursement Obligation have been paid in full and the Commitment Period has expired, Credit Parties shall abide by and observe the following negative covenants:

11.1 Debt. No Credit Party shall create, incur, assume or suffer to exist any Debt (other than the Loans) or obligation for money borrowed, or guarantee, or endorse, or otherwise be or become contingently liable in connection with the obligations of any Person unless prior to any such transaction, and immediately following such transaction, Credit Parties will be in compliance with all terms, covenants, and conditions (including, without limitation, financial covenants) of the Credit Documents.

11.2 Merger, Consolidation, Etc. Without unanimous consent received in writing from all the Lenders, no Credit Party will enter into any merger, consolidation or similar transaction unless (i) following such transaction, such Credit Party will continue to be engaged solely in the business of ownership, development, management, and investment in real estate, (ii) such Credit Party is the surviving entity of such transaction, and (iii) immediately upon consummation of such transaction Credit Parties provide notice of such transaction to Agent and provide to Agent evidence satisfactory to Lenders that no Default or Event of Default exists and Credit Parties are in compliance with all covenants, including, without limitation, financial covenants, contained herein and in any of the other Credit Documents.

11.3 Sale or Disposition of Substantially All Assets. Credit Parties will not sell, assign, lease or otherwise dispose of (whether in one transaction or in a series of transactions) (i) all or substantially all of their assets (whether now or hereafter acquired) or (ii) twenty-five percent (25%) of Borrower's GAV in a twelve (12) month period unless consented to in writing by all of the Lenders.

11.4 Other Disposition of Assets. Credit Parties will not sell, lease, transfer or otherwise dispose of assets, unless any such disposition shall be in the ordinary course of business for a full and fair consideration, which in no event shall include a transfer for full or partial satisfaction of a pre-existing Debt without prior written notice to Agent.

11.5 ERISA Funding and Termination. Credit Parties will not permit (a) the funding requirements of ERISA with respect to any Employee Plan ever to be less than the minimum required by ERISA or (b) any Employee Plan ever to be subject to involuntary termination proceedings.

11.6 Transactions with Affiliates. Credit Parties will not, without the prior written consent of Required Lenders, enter into any transaction (i) with an Affiliate which is not a Guarantor of the Loans other than in the ordinary course of Credit Parties' business and on fair and reasonable terms no less favorable to Credit Parties than those that Credit Parties would obtain in a comparable arms-length transaction with a Person not an Affiliate; and (ii) with a Person for the purpose of development of real estate provided, however, that such consent shall not be required unless the total value of the property or services represented by transactions which are not in the ordinary course of business and on fair and reasonable terms ("Prohibited Transactions"), when added to the total value of all property or services represented by prior Prohibited Transactions and consummated after the Closing Date, exceeds $16,000,000 (however, excluded from such $16,000,000 cap is the EUPP Liability).

11.7 Distributions. CLP's and CRLP's annual distributions (based upon prior twelve (12) months from date of calculation) to shareholders or partners, from and after the date hereof, shall not exceed 95% of Funds From Operations through the date of any such distribution. After an Event of Default, CLP and CRLP shall not make any distributions or other payments to shareholders or partners in excess of the minimum amounts required in order for CLP to maintain its status as a real estate investment trust, as defined in the Internal Revenue Code. After an Event of Default specified in Sections 12.1.(a), (b), (e) and (f), CLP and CRLP shall not make any distributions or other payments to shareholders or partners without the prior written consent of the Required Lenders.

11.8     Financial Covenants:  The Credit Parties shall not at any time permit:
         -------------------

(a) the ratio of EBITDA to Interest Expense to be less than 2.0 to 1.0;

(b) the ratio of EBITDA to Debt Service to be less than 1.75 to 1.0;

(c) the ratio of EBITDA to Fixed Charges to be less than 1.55 to 1.0.

(d) the ratio of Pool EBITDA to Unsecured Interest Expense to be less than
    2.0 to 1.0;

(e) the ratio of Pool GAV to Unsecured Liabilities to be less than 1.70 to 1.0;

(f) the ratio of Total Liabilities to GAV to exceed fifty-five percent (55%);

(g) the ratio of Secured Liabilities to GAV to exceed thirty-five percent (35%);

(h) the ratio of total preferred stock of CLP to GAV to exceed twenty percent (20%).

(i) the aggregate value of Construction in Process contributing to Pool GAV to exceed ten percent (10%);

(j) the aggregate value of Non-Stabilized Properties contributing to Pool GAV to exceed ten percent (10%);

(k) the ratio of aggregate value of Colonial Investments to GAV to exceed fifteen percent (15%) ("Investments Covenant"); however, if the Borrower receives a BBB/Baa2 rating from a Qualified Rating Agency, then the Investments Covenant shall be increased to twenty percent (20%);

(l) the ratio of combined book value of land and Construction in Process to GAV to exceed seventeen and one-half percent (17.5%); and

(m) the ratio of Permitted Investments to GAV to exceed twenty-five percent (25%) of GAV.

11.9 Change in Business. Make any material change in the nature of the business of the Credit Parties as carried on at the date hereof.

11.10 Changes in Accounting; Fiscal Year. Change the methods of accounting of the Credit Parties unless such change is permitted by GAAP and provided such change does not have the effect of curing or preventing what would otherwise be an Event of Default had such change not taken place, or change the date of its fiscal year end.

11.11 Loans or Advances. No Credit Party shall make loans or advances to any person without the prior written consent of the Required Lenders except as permitted herein and except:

(a) loans or advance to employees and directors not exceeding $16,000,000 in the aggregate principal amount outstanding at any time (excluding the guarantees issued pursuant to EUPP);

(b) deposits required by government agencies or public utilities;

(c) loans or advances from the Borrower to any Guarantor or from any Guarantor to the Borrower or another Guarantor; and/or

(d) other loans and advances by any Credit Party to any Person which (x) are evidenced by notes (and, if requested by the Agent, acting at the direction of the Required Lenders, such notes, together with any related mortgage, shall be delivered to and assigned and pledged to the Agent, and endorsed for payment for the benefit of itself and the Lenders, as security for the payment of all Credit Obligations) and (y) are subject to the limitations of Section 11.12(g) of this Agreement.

11.12 Investments. No Credit Party shall make Investments after the Closing Date in any Person except as permitted by Section 11.11 and except for the following
Investments:

(a) direct obligations of the United States Government maturing within one (1) year;

(b) certificates of deposit issued by a commercial bank whose credit is satisfactory to the Agent;

(c) depository accounts with a commercial bank whose credit is satisfactory to Agent;

(d) commercial paper rated A1 or the equivalent thereof by S&P, or P1, or the equivalent thereof by Moody's, and in either case maturing within six (6) months after the date of acquisition;

(e) tender bonds the payment of the principal of and interest on which is fully supported by a letter of credit issued by a United States bank whose long-term certificates of deposit are rated at least AA or the equivalent thereof by S&P and AA or the equivalent thereof by Moody's;

(f) Investments consisting of the acquisition of all or substantially all of the assets or stock or another Person permitted by Section 11.2;

(g) other Colonial Investments by Credit Parties in an amount which together with loans and advances permitted by clause (d) of Section 11.11, do not exceed fifteen percent (15%) of GAV as of the end of the most recent Fiscal Quarter. However, if the Borrower receives a BBB/Baa 2 rating from a Qualified Rating Agency, then the foregoing percentage shall be increased from fifteen percent (15%) to twenty percent (20%);

(h) Investments in real estate or other business ventures permitted for REITS (whether directly in real estate or other business ventures or whether in a Person that owns the real estate or other business ventures) made in the ordinary course of Credit Parties' business.

11.13 Change in Management. The Borrower agrees that not more than three of the five members of the Borrower's present management team (consisting of Thomas H. Lowder as Chairman of the Board, President, and Chief Executive Officer; Howard
B. Nelson, Jr. as Chief Financial Officer; C. Reynolds Thompson, III as Chief Operating Officer, John Rigrish as Chief Administrative Officer, and Charles McGehee as Executive Vice President of Mixed Use Development) shall change unless such change is approved in writing by the Lenders in their discretion.

Article 12........EVENTS OF DEFAULT AND REMEDIES

12.1 Events of Default. The occurrence of any one or more of the following events shall constitute an Event of Default hereunder:
         -----------------

(a) Nonpayment of principal, interest, or any other sum payable under this Agreement or the Notes, or nonpayment of the Reimbursement Obligation when and as the same shall become due and payable, whether at their stated maturities, by acceleration or otherwise (a "Monetary Default"), which nonpayment is not cured within five (5) Domestic Business Days after written notice thereof from Agent to Credit Parties; provided, however, that Agent shall not be required to give written notice of such default more than four (4) times in any twelve (12) month period, after which such nonpayment shall be an Event of Default unless cured within five (5) days after the due date therefor.

(b) Violation or breach of any covenant set forth in Sections 10.14, 10.16 or
    10.17 or in Article 11 hereof.

(c) Any representation or warranty made by or on behalf of any Credit Party, under or in connection with this Agreement shall be materially false or misleading as of the date on which made.

(d) Any Credit Party shall fail to perform or observe any term, covenant or agreement (other than those specified in (a) and (b) above) contained in any Credit Document to be performed or observed by such Credit Party, and such failure shall remain unremedied for thirty (30) days after written notice thereof shall have been given to Credit Parties by Agent; provided, however, that if such failure cannot, with reasonable diligence, be fully cured within such thirty (30) day period, the period for cure shall be extended for up to an additional sixty (60) days, as long as (1) within the initial thirty (30) days, Credit Parties commence the cure and provide Agent with written notice of such commencement, and the steps being taken to cure and (2) Credit Parties proceed to complete such cure with due diligence and as soon as practicable within the additional sixty (60) day period (a "Non-Monetary Default").

(e) Any Credit Party shall be generally not paying its debts as they become due or shall make a general assignment for the benefit of creditors; or any petition shall be filed by or against any one or more of the Credit Parties under the federal bankruptcy laws, or any other proceeding shall be instituted by or against any Credit Party seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, reorganization, arrangement, adjustment or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for such Credit Party or any substantial part of its property (provided, that as to any involuntary proceeding, such shall not constitute an Event of Default unless the same is not dismissed or vacated within sixty (60) days of the date of such filing); or any one or more of the Credit Parties shall take any action to authorize or effect any of the transactions set forth above in this Section 12.1.(e).

(f) Acceleration prior to maturity of an aggregate of $20,000,000 or more of any of the Debt or guarantees of any of the Debt of one or more of the Credit Parties (excluding from such Debt limitation the EUPP Liability).

(g) Any Credit Party shall disavow, revoke or terminate any Credit Document to which it is a party or shall otherwise challenge or contest in any action, suit or proceeding in any court or before any governmental authority the validity or enforceability of this Agreement or any other Credit Documents.

(h) A judgment or order for the payment of money (not fully covered by insurance) shall be entered against any Credit Party by any court or other tribunal which exceeds, individually or together with all other such judgments or orders entered against Credit Parties, $10,000,000 in amount (or which shall otherwise have a material adverse effect on such Person's operations or financial condition), and such judgment or order shall continue for a period of thirty (30) days without being stayed or dismissed through appropriate appellate proceedings.

(i) (1) any Reportable Event with respect to an Employee Plan shall occur; (2) any Employee Plan shall incur an "accumulated funding deficiency" (as defined in Section 412 of the Internal Revenue Code or Section 302 of ERISA) for which a waiver has not been obtained in accordance with the applicable provisions of the Internal Revenue Code and ERISA; or (3) any Credit Party is in "default" (as defined in Section 4219(c)(5) of ERISA) with respect to payments to a Multiemployer Plan resulting from such Credit Party's complete or partial withdrawal (as described in Section 4203 or 4205 of ERISA) from such Multiemployer Plan.

(j) Any order, judgment or decree is entered against any Credit Party decreeing the dissolution or split up of such Credit Party, and such order remains undischarged or unstayed for a period in excess of thirty (30) days.

Notwithstanding anything else herein, all requirements of notice shall be deemed eliminated if Agent is legally prevented from giving such notice by bankruptcy or other applicable law. In such event, the cure period, if any, shall then run from the occurrence of the event or condition of default rather than from the date of notice.

12.2 Remedies. If any Event of Default occurs, Lenders may, at their option, take any one or more of the following actions:
         --------

(a) By written notice to Borrower, terminate the Commitment Period, and thereby terminate their obligation to make further Advances or Swing Loan Advances or issue Letters of Credit hereunder.

(b) Declare the entire unpaid principal of the Loans, together with the interest accrued thereon, and the Reimbursement Obligation (including undrawn amounts under any Letter of Credit) to be, and the same shall thereupon become, immediately due and payable, without presentment, protest or further demand or notice of any kind, all of which are hereby expressly waived.

(c) Proceed to protect and enforce their rights by action at law (including, without limitation, bringing suit to reduce any claim to judgment), suit in equity and other appropriate proceedings including, without limitation, for specific performance of any covenant or condition contained in this Agreement or the other Credit Documents.

(d) Exercise any and all rights and remedies afforded by the laws of the United States, the State of Alabama or any other appropriate jurisdiction as may be available for the collection of debts and enforcement of covenants and conditions such as those contained in this Agreement and in the other Credit Documents.

(e) Exercise the rights and remedies of setoff and/or banker's lien against the interest of Credit Parties in and to every account and other property of any Credit Party which is in the possession of any of the Lenders or any Person which then owns a participating interest in the Loans, to the extent of the full amount of the Loans, Reimbursement Obligations and other Credit Obligations.

Article 13........AGENCY PROVISIONS

13.1 Appointment. Each Lender hereby designates and appoints SouthTrust Bank, as Agent of such Lender to act as specified herein and the other Credit Documents, and each such Lender hereby authorizes the Agent, as the agent for such Lender, to take such action on its behalf under the provisions of this Credit Agreement and the other Credit Documents and to exercise such powers and perform such duties as are expressly delegated by the terms hereof and of the other Credit Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere herein and in the other Credit Documents, the Agent shall not have any duties or responsibilities, except those expressly set forth herein and therein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Credit Agreement or any of the other Credit Documents, or shall otherwise exist against the Agent. The provisions of this Section are solely for the benefit of the Agent and the Lenders and none of the Credit Parties shall have any rights as a third party beneficiary of the provisions hereof. In performing its functions and duties under this Credit Agreement and the other Credit Documents, the Agent shall act solely as an agent of the Lenders and does not assume and shall not be deemed to have assumed any obligation or relationship of agency or trust with or for any Credit Party. The Agent agrees that it shall administer the Loans and the Credit Documents in a manner consistent with that ordinarily employed by the Agent in the administration of similar loans for its own account.

13.2 Delegation of Duties. The Agent may execute any of its duties hereunder or under the other Credit Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

13.3 Exculpatory Provisions. Neither the Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates shall be (a) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection herewith or in connection with any of the other Credit Documents (except for its or such Person's own gross negligence or willful misconduct) or (b) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by any of the Credit Parties contained herein or in any of the other Credit Documents or in any certificate, report, document, financial statement or other written or oral statement referred to or provided for in, or received by the Agent under or in connection herewith or in connection with the other Credit Documents, or enforceability or sufficiency therefor of any of the other Credit Documents, or for any failure of any Credit Party to perform its obligations hereunder or thereunder. The Agent shall not be responsible to any Lender for the effectiveness, genuineness, validity, enforceability, collectability or sufficiency of this Credit Agreement, or any of the other Credit Documents or for any representations, warranties, recitals or statements made herein or therein or made by the Borrower or any Credit Party in any written or oral statement or in any financial or other statements, instruments, reports, certificates or any other documents in connection herewith or therewith furnished or made by the Agent to the Lenders or by or on behalf of the Credit Parties to the Agent or any Lender or be required to ascertain or inquire as to the performance or observance of any of the terms, conditions, provisions, covenants or agreements contained herein or therein or as to the use of the proceeds of the Loans or use of the Letters of Credit or of the existence or possible existence of any Default or Event of Default or to inspect the Properties, books or records of the Credit Parties. The Agent is not a trustee for the Lenders and owes no fiduciary duty to the Lenders.

13.4 Reliance on Communications. The Agent shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to any of the Credit Parties, independent accountants and other experts selected by the Agent with reasonable care). The Agent may deem and treat each Lender as the owner of its interests hereunder for all purposes. The Agent shall be fully justified in failing or refusing to take any action under this Credit Agreement or under any of the other Credit Documents unless it shall first receive such advice or concurrence of the Required Lenders as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Agent shall act and refrain from acting, and in all cases be fully protected in acting, or in refraining from acting, hereunder or under any of the other Credit Documents in accordance with a request of the Required Lenders (or to the extent specifically provided in Section 15.2 or Section 11.3, all the Lenders) and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders (including their successors and assigns).

13.5 Notice of Default; Default by Credit Parties. Lenders (including Agent as a Lender) and Borrower shall give prompt written notice to Agent after receipt by such party of actual knowledge of a Default or an Event of Default under the Credit Documents. The Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless the Agent has actual knowledge of such Default or Event of Default or has received notice from a Lender or a Credit Party referring to the Credit Document, describing such Default or Event of Default and stating that such notice is a "notice of default." In the event that the Agent has actual knowledge of a Default or Event of Default or receives such a notice, the Agent shall give prompt notice thereof to the Lenders. Agent may, in its discretion, or shall upon direction of the Required Lenders, give any notice pursuant to Article 12 that is necessary for commencement of any cure period. Upon the occurrence of an Event of Default, the Lenders shall consult with each other as to a course of action to pursue with regard to such Event of Default. After the Lenders shall have consulted with one another, Agent shall promptly propose a course of action (the "Initial Proposal") to be taken by Lenders including but not limited to:

(a) declaring an Event of Default, sending appropriate notices, or accelerating payment under the Notes or Reimbursement Obligation; or

(b) commencing collection proceedings against one or more of the Credit Parties; or

(c) waiving such Event of Default.

The Initial Proposal shall be in writing and given to Lenders in the manner specified for giving notice hereunder. After five (5) Domestic Business Days from the Lenders' receipt of the Initial Proposal, Agent shall commence steps to carry out the Initial Proposal, unless Agent shall have received written notice from Required Lenders that the Initial Proposal has been rejected. If the Initial Proposal is rejected by the Required Lenders, and an alternate proposal is not agreed upon by the Required Lenders within forty-five (45) days of the date of the Initial Proposal, Agent shall, and it is hereby authorized, empowered, directed and instructed to take any action consistent with ordinary and prudent commercial banking standards to collect the amounts due under the Loans or Reimbursement Obligation, and to protect and preserve the respective rights and interest of the Lenders as is authorized by any of the Credit Documents. Lenders agree that any actions taken by Agent pursuant to this paragraph shall be deemed a reasonable course of conduct, and the Lenders hereby, approve, ratify and affirm such actions. Once a course of action has been approved, as required herein, it may be withdrawn with approval of the Required Lenders.

         If the decision of the Required Lenders is to continue to make Advances after and during the continuance of an Event of Default, any Lender may do so, but nothing herein shall obligate any Lender to make Advances after and during the continuance of an Event of Default, and any Lender's failure to do so shall not result in such Lender becoming a Defaulting Lender.

13.6 Non-Reliance on Agent and Other Lenders. Each Lender expressly acknowledges that neither the Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates has made any representations or warranties to it other than as set forth in this Credit Agreement and that no act by the Agent or any affiliate thereof hereinafter taken, including any review of the affairs of any Credit Party, shall be deemed to constitute any representation or warranty by the Agent to any Lender. Each Lender represents to the Agent that it has, independently and without reliance upon the Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, assets, operations, property, financial and other conditions, prospects and creditworthiness of the Credit Parties and made its own decision to make its Loans hereunder and enter into this Credit Agreement. Each Lender also represents that it will, independently and without reliance upon the Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Credit Agreement, and to make such investigation as it deems necessary to inform itself as to the business, assets, operations, property, financial and other conditions, prospects and creditworthiness of the Credit Parties. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Agent hereunder, the Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, assets, property, financial or other conditions, prospects or creditworthiness of the Credit Parties which may come into the possession of the Agent or any of its officers, directors, employees, agents, attorneys-in-fact or affiliates; provided, however, that Agent agrees to provide, upon written request of a Lender, any information requested by such Lender if such information is in Agent's possession.

13.7 Indemnification. The Lenders agree to indemnify the Agent in its capacity as such (to the extent not reimbursed by the Borrower and without limiting the obligation of the Borrower to do so), ratably according to their respective Total Commitment Percentage from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including without limitation at any time following payment in full of the Credit Party Obligations) be imposed on, incurred by or asserted against the Agent in its capacity as such in any way relating to or arising out of this Credit Agreement or the other Credit Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by the Agent under or in connection with any of the foregoing; provided that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the gross negligence or willful misconduct of the Agent. If any indemnity furnished to the Agent for any purpose shall, in the opinion of the Agent, be insufficient or become impaired, the Agent may call for additional indemnity and cease, or not commence, to do the acts indemnified against until such additional indemnity is furnished. The agreements in this Section shall survive the payment of the Credit Party Obligations and all other amounts payable hereunder and under the other Credit Documents.

13.8 Agent in Its Individual Capacity. The Agent and its affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Borrower or any other Credit Party as though the Agent were not the Agent hereunder. With respect to the Loans made and Letters of Credit issued and all obligations owing to it, the Agent shall have the same rights and powers under this Credit Agreement as any Lender and may exercise the same as though it were not the Agent, and the terms "Lender" and "Lenders" shall include the Agent in its individual capacity.

13.9 Successor Agent. The Agent may, at any time, resign upon 20 days written notice to the Lenders. Upon any such resignation, the Required Lenders shall have the right to appoint a successor Agent. If no successor Agent shall have been so appointed by the Required Lenders, and shall have accepted such appointment, within 45 days after the notice of resignation, then the retiring Agent shall select a successor Agent provided such successor is a Lender hereunder or a commercial bank organized under the laws of the United States of America or of any State thereof and has a combined capital and surplus of at least $400,000,000. Upon the acceptance of any appointment as the Agent hereunder by a successor, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations as the Agent, as appropriate, under this Credit Agreement and the other Credit Documents and the provisions of this Article 13 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Agent under this Credit Agreement.

13.10 Reimbursement of Expenses. Each Lender agrees to reimburse the Agent promptly upon demand for its ratable share (as determined by each Lender's Total Commitment Percentage) of any out-of-pocket expenses (including counsel fees) reasonably incurred by Agent in connection with the preparation, execution, or enforcement of, or legal advice with respect to the rights or responsibilities of the parties under, the Credit Documents, to the extent that the Agent is not reimbursed for such expenses by the Credit Parties. Without limiting the foregoing, each Lender shall bear its Total Commitment Percentage of all reasonable out of pocket costs of collection incurred by Agent with respect to the Loans or Reimbursement Obligation.

13.11 Resignation or Removal of Agent. Subject to the appointment and acceptance of a successor Agent as provided in Section 13.9, the Agent may be removed by the Required Lenders (excluding the Lender then serving as Agent) at any time for willful misconduct or gross negligence. Upon any such removal, the Required Lenders shall have the right to appoint a successor Agent in accordance with
Section 9. If no successor Agent shall have been so appointed by the Required Lenders and shall have accepted such appointment within 45 days after the Required Lenders' removal of the retiring Agent, then the retiring Agent may, on behalf of the Lenders, appoint a successor Agent as provided in Section 13.9. Upon the acceptance of any appointment as the Agent hereunder by a successor, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations as the Agent, as appropriate, under this Credit Agreement and the other Credit Documents and the provisions of this Article 13 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Agent under this Credit Agreement.

Article 14........PARTICIPATIONS, ASSIGNMENTS, AND SETOFF

14.1     Participations.

(a) Lenders may not participate all or a portion of their respective Total Commitments to any other Person without having first offered such participation interest to Agent and the other Lenders in writing. Agent and the other Lenders shall have a period of thirty (30) days from selling Lender's offer in which to purchase such participation. Agent shall have the right of first refusal with respect to such participation interest, but if Agent chooses not to purchase such participation interest, selling Lender may participate such interest to one or more of the Lenders as it may elect. In the event that neither Agent nor any of the Lenders purchase such participation interest within said 30 day period, selling Lender may then participate such interest to such Persons as selling Lender may elect. The rights of first refusal provided in the foregoing sentences shall not apply to a participation to an Affiliate of selling Lender. Any such participation shall impose no additional obligations on Agent, it being the responsibility of the selling Lender to furnish its participant any and all information with regard to the Loans and Credit Documents. Borrower and Agent shall continue to deal solely and directly with such selling Lender for purposes of voting rights, and for all other purposes of the Credit Documents. If an Event of Default shall have occurred and be continuing, the 30-day time period specified above shall be reduced to 10 days.

(b) Borrower agrees that each participant shall be deemed to have the rights of setoff provided in Section 14.4, and each participant, by exercising such rights, agrees to share with the Lenders any amounts received pursuant to the exercise of its rights of setoff, such amounts to be shared in accordance with
Section 14.4 as if such participant were a Lender.

14.2     Assignment.

(a) Lenders may not assign all or a portion of their respective Total Commitments to any other Person without having first offered such interest to Agent and the other Lenders in writing. Agent and the other Lenders shall have a period of thirty (30) days from selling Lender's offer in which to purchase such interest. Agent shall have the right of first refusal with respect to such interest, but if Agent chooses not to purchase such interest, selling Lender may assign such interest to one or more of the Lenders as it may elect (subject to Section 6.13 of this Agreement). In the event that neither Agent nor any of the Lenders purchase such interest within said thirty (30) day period, selling Lender may then assign such interest to any other commercial bank or financial institution reasonably acceptable to Agent, and so long as no Event of Default has occurred and is continuing, the Borrower, on the terms and conditions set forth in subsection (b) below. The rights of first refusal provided in the foregoing sentences shall not apply to an assignment to an Affiliate of selling Lender. If an Event of Default shall have occurred and be continuing, the 30-day time period specified in above shall be reduced to 10 days.

(b) Any such assignment shall be substantially in the form of Exhibit K hereto (the "Assignment Agreement"). If such assignment is to a Person other than to the Agent or a Lender, such assignment must also be in a minimum amount of $10,000,000 (and in increments of $1,000,000 above such amount). Agent agrees to retain at least $46,000,000 of its Total Commitment at all times that it is acting as Agent hereunder.

(c) Upon (i) delivery to Agent of an original executed Assignment Agreement, and (ii) payment of a $3,500 fee to the Agent for processing such assignment, such assignment shall become effective on the effective date specified in the Assignment Agreement. No fee shall be due if the assignment is to an Affiliate of selling Lender. On and after such assignment, such Purchaser shall for all purposes be a Lender party to this Agreement and any other Credit Documents executed by Lenders and shall have all the rights and obligations of a Lender under the Credit Documents, to the same extent as if it were an original party hereto, and no further consent or action by the Borrower, the Lenders, or the Agent shall be required to release the selling Lender with respect to the portion of its Total Commitment and Loans so assigned. Upon the consummation of any assignment made in accordance with this Section, Borrower, selling Lender, and Agent shall make appropriate arrangements so that a replacement note is issued to selling Lender and any existing note is canceled and returned to Borrower (if necessary), and Borrower, Purchaser, and Agent shall make appropriate arrangements to see that a new note is issued to Purchaser, in all cases, as needed to reflect their respective Total Commitments, as adjusted for the assignment.

     By executing and delivering an Assignment Agreement, the assigning Lender thereunder and the assignee thereunder shall be deemed to confirm to and agree with each other and the other parties hereto as follows: (i) such assigning Lender warrants that it is the legal and beneficial owner of the interest being assigned thereby free and clear of any adverse claim; (ii) except as set forth in clause (i) above, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Credit Agreement, any of the other Credit Documents or any other instrument or document furnished pursuant hereto or thereto, or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Credit Agreement, any of the other Credit Documents or any other instrument or document furnished pursuant hereto or thereto or the financial condition of any Credit Party or the performance or observance by any Credit Party of any of its obligations under this Credit Agreement, any of the other Credit Documents or any other instrument or document furnished pursuant hereto or thereto; (iii) such assignee represents and warrants that it is legally authorized to enter into such Assignment Agreement; (iv) such assignee confirms that it has received a copy of this Credit Agreement, the other Credit Documents and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment Agreement; (v) such assignee will independently and without reliance upon the Agent, such assigning Lender or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Credit Agreement and the other Credit Documents; (vi) such assignee appoints and authorizes the Agent to take such action on its behalf and to exercise such powers under this Credit Agreement or any other Credit Document as are delegated to the Agent by the terms hereof or thereof, to exercise such powers under this Credit Agreement or any other Credit Document as are delegated to the Agent by the terms hereof or thereof, together with such powers as are reasonably incidental thereto; and (vii) such assignee agrees that it will perform in accordance with their terms all obligations which by the terms of this Credit Agreement and the other Credit Documents are required to be performed by it as a Lender.

(d)  In addition to the assignments and participations permitted under the
     Section 14.1 of this Agreement and this Section 14.2, and without the need to comply with any of the formal or procedural requirements of the foregoing Sections, any Lender may at any time and from time to time, pledge and assign all or any portion of its rights under all or any of the Credit Documents to a Federal Reserve Bank; provided that no such pledge of assignment shall release such Lender from its obligation thereunder. To facilitate any such pledge or assignment, Agent shall, at the request of such Lender, enter into a letter agreement with the Federal Reserve Bank in, or substantially in, the form of the exhibit to Appendix C to the Federal Reserve Bank of New York Operating Circular No 10, as amended from time to time. No such pledge or assignment shall release the assigning Lender from its obligations hereunder.

         The Agent hereby agrees that it shall notify each of the Lenders and Borrower of any assignment hereunder, and further agrees to notify Borrower of any offer it receives from a selling Lender.

14.3 Right to Purchase. Agent shall have the right, at its sole and exclusive option, to purchase any Lender's Revolving Note evidencing such Lender's Total Commitment (herein, the "Selling Lender") if any of the following shall occur:
(i) the Selling Lender consents to such purchase, (ii) Agent has requested the Lenders' consent to any action described in 15.2., the Selling Lender has not consented, and the consent of Selling Lender is required in order to obtain unanimous consent, (iii) Agent has requested the Lenders' consent to any other action, the Selling Lender has not consented, and the consent of Selling Lender is required to obtain the consent of the Required Lenders (if more than one Selling Lender has not consented then the Agent shall be required to purchase all the non-consenting Selling Lender's Total Commitments), (iv) Selling Lender fails to timely perform or observe any term, covenant or condition of this Agreement (including, without limitation, the obligation to make Revolving Advances of its Revolving Commitment Percentage of the Revolving Loan) or the Credit Documents, or breaches any representation or warranty contained herein, or (v) Selling Lender shall become insolvent, shall close for business or liquidate, or a receiver shall be appointed for the Selling Lender. The purchase price shall be equal to the outstanding principal balance of Selling Lender's Revolving Note, plus Selling Lender's Revolving Commitment Percentage of (i) accrued and unpaid interest at the rates set forth in such Note(s) through the date of purchase, and (ii) fees and charges owing to Lenders under the Credit Documents. Upon payment of such purchase price, Selling Lender shall endorse and deliver its Note to Agent without recourse. Nothing under this Section shall be construed as obligating Agent to purchase any Lender's Revolving Note, and nothing hereunder shall be construed as granting any Lender the right to demand that Agent purchase such Revolving Note.

         The Agent hereby agrees that it shall notify each of the Lenders and Borrower of any purchase hereunder.

14.4 Setoff. In addition to, and without limitation of, any rights of the Lenders under applicable law, if Borrower becomes insolvent, however evidenced, or any Default or Event of Default occurs, any and all deposits (including all account balances, whether provisional or final and whether or not collected or available) may be offset and applied toward the payment of the Loans and other Credit Obligations, whether or not then due. Lenders agree that any and all deposits, monies and property of Credit Parties seized by any such Lender through the exercise of rights of setoff or enforcement of banker's liens shall be first applied to the Loans, the Reimbursement Obligation, and all other Credit Party Obligations before application to any other indebtedness then owing from any Credit Party to such Lender. Lenders further agree that if any Lender, whether by setoff or otherwise, has received payment in respect of the Loans, the Reimbursement Obligation, or any other obligation owing to such Lender under this Credit Agreement in an amount greater than what would be due to it pursuant to Section 6.5(e), such Lender shall promptly, upon demand, remit such amounts to Agent and purchase a portion of the Loans held by the other Lenders so that after such purchase each setoff shall have been applied as a payment as provided in Section 6.5(e) and each Lender will hold its Total Commitment Percentage of the Revolving Loan, Swing Loan and Reimbursement Obligation.

Article 15........GENERAL PROVISIONS

15.1 Notices. All notices and other communications provided for hereunder shall be in writing and, if mailed by certified mail, return receipt requested, shall be deemed to have been received on the date shown on the receipt and, if sent by overnight courier, shall be deemed to have been received on the next Domestic Business Day following dispatch. In addition, notices hereunder may be delivered by hand, in which event such notice shall be deemed effective when delivered. Notices may also be given by telecopy provided that notice is simultaneously given in one of the other approved delivery methods; and provided further that notice shall not be deemed to be received upon telecopy transmission, but will only be deemed received as provided for the other approved method of delivery. Notices shall be addressed as set forth on Schedule 15.1, or at such other address as such party may specify by written notice to the other parties hereto.

15.2 Amendments, Waiver, and Consents. Neither this Credit Agreement nor any other Credit Document, nor any terms hereof or thereof may be amended, changed, waived, discharged or terminated unless such amendment, change, waiver, discharge or termination is in writing and signed by the Required Lenders and the then current Credit Parties; provided that no such amendment, change, waiver, discharge or termination shall, without the consent of each Lender affected thereby:

(a) make or consent to any change in the method of calculating the interest rate payable on the Notes, any change in the interest rate accruing on the Notes, or any change in the definitions of "Margin" or "Qualified Rating Agency";

(b) make or consent to any change in the form of the Notes or in the principal amounts of the Notes (except for automatic reductions to principal as provided for in Section 6.8);

(c) make or consent to any change in the amount of any fee or other compensation payable to Lenders by Borrower under the Credit Documents;

(d) make or consent to any change in or extension of the Commitment Termination Date (except as provided in Section 6.12(b)) or the maturity date of any payment of principal of or interest on the Notes or the payment date of any fees or other compensation payable to Lenders by Borrower under the Credit Documents (except such extension as may result from a withdrawal of an acceleration by Required Lenders);

(e) waive compliance with any financial covenants or amend any financial covenants or any definition included in any of the financial covenants set forth in Sections 11.7 and 11.8, or change the method for calculating compliance therewith;

(f) waive a Monetary Default;

(g) reduce any percentage specified in, or otherwise modify, the definition of Required Lenders except as permitted by Section 15.3;

(h) amend or modify the provisions of Section 2.1.(c) or of this Section 15.2.;

(i) amend or modify the provisions of Article 13 without Agent's consent;

(j) release any Credit Party from any of the Credit Party Obligations;

(k) amend or modify the provisions of Section 11.3 or waive a default thereunder;

(l) an increase in the Total Commitment Amount greater than $400,000,000.

Except as expressly set forth above, whenever this Agreement or any of the Credit Documents calls for the approval, acceptance, or satisfaction of "Lenders", or words of similar import, it shall be deemed to require the approval, acceptance, or satisfaction of Required Lenders.

15.3 Defaulting Lender. Each Lender understands and agrees that if such Lender is a Defaulting Lender, then notwithstanding the provisions of Section 15.2. and for so long as it is a Defaulting Lender, it shall not be entitled to vote on any matter requiring the consent of the Required Lenders or to object to any matter requiring the consent of all Lenders; provided, however, that all other benefits and obligations under the Credit Documents shall apply to such Defaulting Lender.

15.4 Consent of Lenders. Except as provided in Section 6.12, if the consent, approval, disapproval or determination of Lenders is requested by Agent as to any proposed action or inaction and notice of such request is sent to Lenders in the manner specified therefor herein, such consent, approval or disapproval shall be deemed given by any Lender from whom no objection or response thereto is received by Agent within fifteen (15) Domestic Business Days of such Lender's receipt of such notice (such notice must specifically state that the Lender's failure to respond within fifteen (15) Domestic Business Days to such notice shall be deemed to be Lender's consent, approval, or disapproval of such proposed action or inaction set forth in such notice).

15.5 Other Loans by Lenders to Credit Parties. The Lenders agree that one or more of them may now or hereafter have other loans to one or more of the Credit Parties which are not subject to this Agreement. The Lenders agree that the Lender(s) which may have such other loan(s) to the Credit Parties may collect payments on such loan(s) and may secure such loan(s) (so long as such loan does not itself expressly violate this Agreement). Further, the Lenders agree that the Lender(s) which may have such other loan(s) to the Credit Parties shall have no obligation to attempt to collect payments under the Loans or Reimbursement Obligation in preference and priority over the collection and/or enforcement of such other loan(s), except as otherwise expressly provided in this Agreement.

15.6 Time. All references contained herein and in the other Credit Documents to time shall be to Central Time unless another time zone is specified.

15.7 No Control By Lenders. None of the covenants or other provisions contained in this Agreement shall, or shall be deemed to, give Lenders or Agent the rights or power to exercise control over the affairs and/or management of Credit Parties, the power of Lenders and Agent being limited to the right to exercise the remedies provided for herein.

15.8 No Waiver By Lenders, Etc. The acceptance by Lenders at any time and from time to time of part payment on the Loans or Reimbursement Obligation shall not be deemed to be a waiver of any Event of Default then existing. No waiver by Lenders of any particular Event of Default shall be deemed to be a waiver of any Event of Default other than said particular Event of Default. No delay or omission by Lenders in exercising any right or remedy under the Credit Documents or otherwise shall impair such right or remedy or be construed as a waiver thereof or an acquiescence therein, nor shall any single or partial exercise of any such right or remedy preclude other or further exercise thereof, or the exercise of any other right or remedy under the Credit Documents or otherwise. The rights and remedies of Lenders in this Agreement are cumulative and are in addition to, and are not exclusive of, any rights or remedies provided by law. The rights of Lenders under this Agreement against Credit Parties are not conditional or contingent on any attempt by Lenders to exercise any of their rights under the Credit Documents, or against Credit Parties or any other Person.

15.9 Lenders' Expenses. Whether or not the principal of the Loans is advanced hereunder or the transactions contemplated hereby are consummated, Credit Parties will pay on demand all fees, costs and expenses in connection with the preparation, execution, and delivery of the Credit Documents and the other documents to be delivered under this Agreement, including, without limitation, the fees, out-of-pocket expenses and other disbursements of the Lenders' counsel and shall include fees, expenses and disbursements in appellate and bankruptcy proceedings (notwithstanding anything to the contrary contained herein, as to fees and expenses in connection with the preparation, execution and delivery of the Credit Documents, the Credit Parties will only be responsible for their own and Agent's attorneys' fees and expenses). Credit Parties shall pay on demand all costs and expenses (including, without limitation, attorneys' fees, accountants' fees and expenses), if any, of Lenders in connection with the enforcement, collection, restructuring, refinancing and "work-out" (including with respect to any waiver or amendment) of this Agreement and the Credit Documents. Credit Parties will save Lenders harmless from and against any and all claims, damages, actions, costs, expenses and liabilities with respect to or resulting from any breach by Credit Parties of any of the covenants under this Agreement or any misrepresentation or breach of warranty by Credit Parties under this Agreement, or in connection with the performance by Agent of the provisions of this Agreement to be performed by Credit Parties. All sums payable to Lenders by Credit Parties under the provisions of this Section shall bear interest at the Default Rate, which interest shall be payable by Credit Parties to Agent on demand.

15.10 GAAP. All accounting and financial terms used herein, and compliance with each covenant contained herein, which relates to financial matters, shall be determined in accordance with GAAP, except to the extent that a deviation therefrom is expressly stated herein.

15.11 Number and Gender. Whenever herein the singular number is used, the same shall include the plural where appropriate, and words of any gender shall include each other gender where appropriate.

15.12 Headings. The headings, captions and arrangements used in this Agreement are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Agreement, nor affect the meaning thereof.

15.13 Survival of Covenants, Etc. All covenants, agreements, representations and warranties made herein shall survive the execution and delivery of this Agreement and the other Credit Documents. All statements contained in any certificate or other instrument delivered by or on behalf of Credit Parties shall be deemed to constitute representations and warranties made by Credit Parties.

15.14 Successors and Assigns. All covenants and agreements contained in this Agreement shall bind and inure to the benefit of the respective successors and assigns of the parties hereto, except that Credit Parties may not assign any rights hereunder without the prior written consent of Lenders. Credit Parties authorize Lenders to disclose to any purchaser or participant, or any prospective purchaser or participant of an interest in the Loans, any financial or other information pertaining to Credit Parties.

15.15 Severability of Provisions. If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws during the term hereof, such provision shall be fully severable, and this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provisions had never comprised a part hereof, and the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance therefrom. Furthermore, in lieu of such illegal, invalid or unenforceable provision there shall be added automatically as a part of this Agreement, a provision as similar in terms to the illegal, invalid or unenforceable provision as may be possible which is legal, valid and enforceable.

15.16 Entire Agreement, Counterparts. This Agreement and the other Credit Documents embody the entire agreement and understanding between Credit Parties and Lenders relating to the subject matter hereof. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

15.17 Trustees Not Liable for Obligations of CLP. CLP is organized as a business trust. Its trustees shall be deemed for purposes of this Agreement and the other Credit Documents to serve in the same capacity as directors of a business corporation and shall have no personal liability or obligation, by reason of their serving as such trustees, for the obligations of CLP hereunder or thereunder.

15.18 Certain Provisions. Article 13 and Sections 15.3. through 15.5. apply only to Agent and Lenders, and Credit Parties are not parties thereto and shall have no obligations thereunder.

15.19 EUPP Liability. The Borrower consummated with Bank One, NA ("Bank One") an Executive Unit Purchase Program ("EUPP") dated December 17, 1999, and funded on January 25, 2000, in the aggregate amount of $9,864,423 (the "Initial Book Value") providing financing to certain executives and Trustees of the Board of Directors of the Borrower who qualify to purchase redeemable Operating Purchase Units ("OP Units") of the Borrower pursuant to the EUPP. The Borrower and the CLP shall guaranty financing made by Bank One and secure their guarantee by having actual possession of such OP Units until such financing from Bank One are repaid in full. Since the guarantees of the Borrower and CLP are fully secured by the OP Units, the contingent liability of the Borrower and CLP for such guarantees shall be limited to fifty percent (50%) of the Initial Book Value of the OP Units ("EUPP Liability"). However, if the fair market value of the OP Units at any time is less than or equal to fifty (50%) of the Initial Book Value of the OP Units, then the EUPP Liability for such guarantees shall be increased to one hundred percent (100%) of the Initial Book Value of the OP Units.

15.20 Termination of Prior Credit Agreement. As of the date hereof the Credit Agreement dated April 14, 2000 (the "Prior Agreement") between Borrower, Guarantor, Agent and other lenders listed therein is hereby terminated and the lenders in such Prior Agreement shall have no further obligation to fund any additional advances to the Credit Parties under such Prior Agreement. Loans under the Prior Agreement shall be repaid in full pursuant to advances from this Agreement without prepayment or fee.

15.21 Controlling Law; Consent to Venue. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ALABAMA. THE PARTIES HERETO ACKNOWLEDGE THAT THIS AGREEMENT IS BEING HELD IN THE STATE OF ALABAMA AND THAT THE PARTIES HERETO HAVE SUFFICIENT MINIMUM CONTACTS WITH THE STATE OF ALABAMA FOR PURPOSES OF CONFERRING JURISDICTION ON THE FEDERAL AND STATE COURTS PRESIDING IN JEFFERSON COUNTY, ALABAMA, AND THE PARTIES HERETO CONSENT TO THE JURISDICTION OF SUCH FEDERAL AND STATE COURTS IN ANY ACTION INVOLVING THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO PURSUANT TO THIS AGREEMENT. EACH OF THE PARTIES HERETO CONSENTS TO THE SERVICE OF PROCESS RELATING TO ANY SUCH ACTION OR PROCEEDING BY MAIL TO ITS ADDRESS SET FORTH IN THIS AGREEMENT.

15.22 Waiver of Jury Trial. TO THE EXTENT PERMITTED BY APPLICABLE LAW, CREDIT PARTIES HEREBY WAIVE ANY RIGHT ANY OF THEM MAY HAVE TO TRIAL BY JURY ON ANY CLAIM, COUNTERCLAIM, SETOFF, DEMAND, ACTION OR CAUSE OF ACTION (I) ARISING OUT OF OR IN ANY WAY PERTAINING OR RELATING TO THE CREDIT DOCUMENTS, OR (II) IN ANY WAY CONNECTED WITH OR PERTAINING OR RELATED TO OR INCIDENTAL TO ANY DEALINGS OF THE PARTIES HERETO WITH RESPECT TO THE CREDIT DOCUMENTS OR IN CONNECTION WITH THE TRANSACTIONS RELATED THERETO OR CONTEMPLATED THEREBY OR THE EXERCISE OF ANY PARTY'S RIGHTS AND REMEDIES THEREUNDER, IN ALL OF THE FOREGOING CASES WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE. CREDIT PARTIES AGREE THAT LENDERS MAY FILE A COPY OF THIS WAIVER WITH ANY COURT AS WRITTEN EVIDENCE OF THE KNOWING, VOLUNTARY AND BARGAINED AGREEMENT OF CREDIT PARTIES IRREVOCABLY TO WAIVE THEIR RIGHT TO TRIAL BY JURY, AND THAT, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY DISPUTE OR CONTROVERSY WHATSOEVER BETWEEN CREDIT PARTIES AND LENDERS SHALL INSTEAD BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY.



              [the remainder of this page intentionally left blank]

         IN WITNESS WHEREOF, Credit Parties and Lenders have caused this Agreement to be duly executed as of the day and year first above written.



                                            BORROWER:

                                            COLONIAL REALTY LIMITED PARTNERSHIP,
                                            a Delaware limited partnership

                                            BY:      COLONIAL PROPERTIES TRUST,
                                                     an Alabama trust
                                                     Its General Partner

                          BY: /s/ Howard B. Nelson, Jr.
                              Howard B. Nelson, Jr.
                           Its Chief Financial Officer


                              (Signatures Continue)

                                            Signature Page to Colonial Realty
                                            Limited Partnership Credit Agreement



                                            GUARANTOR:

                                            COLONIAL PROPERTIES TRUST,
                                            an Alabama trust

                                            BY: /s/ Howard B. Nelson, Jr.
                                                -------------------------
                                                    Howard B. Nelson, Jr.
                                              Its Chief Financial Officer


                              (Signatures Continue)

                                            Signature Page to Colonial Realty
                                            Limited Partnership Credit Agreement



                                            LENDERS:

                                            SOUTHTRUST BANK,
                                            an Alabama banking corporation


                                            By:      /s/ Sidney Clapp
                                               -----------------------------
                                            Print Name:       Sidney Clapp
                                                        --------------------
                                            Its:     Assistant Vice President


                              (Signatures Continue)

                                            Signature Page to Colonial Realty
                                            Limited Partnership Credit Agreement



                                            AMSOUTH BANK,



                                            By:      /s/ Steven R. Chester
                                               --------------------------------
                                            Print Name:       Steven R. Chester
                                                        -----------------------
                                            Its:     Vice President
                                                 ------------------------------




                              (Signatures Continue)

                                            Signature Page to Colonial Realty
                                            Limited Partnership Credit Agreement



                                          WELLS FARGO BANK, NATIONAL ASSOCIATION
                                          a national  banking association


                                          By:      /s/ Douglas E. Miller, Jr.
                                             ---------------------------------
                                          Print Name:   Douglas E. Miller, Jr.
                                                      ------------------------
                                          Its:     Vice President
                                               -------------------------------




                              (Signatures Continue)

                                            Signature Page to Colonial Realty
                                            Limited Partnership Credit Agreement



                                            WACHOVIA BANK, NATIONAL ASSOCIATION,
                                            a national  banking association


                                            By:      /s/ David Hoagland
                                               -------------------------------
                                            Print Name:       David Hoagland
                                                        ----------------------
                                            Its:     Vice President
                                                 -----------------------------




                              (Signatures Continue)

                                            Signature Page to Colonial Realty
                                            Limited Partnership Credit Agreement



                                            PNC BANK, NATIONAL ASSOCIATION
                                            a national  banking association


                                            By:      /s/ Wayne Robertson
                                               -------------------------------
                                            Print Name:  Wayne Robertson
                                            Its:     Senior Vice President
                                                 -----------------------------




                              (Signatures Continue)

                                            Signature Page to Colonial Realty
                                            Limited Partnership Credit Agreement



                                            CHEVY CHASE BANK, F.S.B.,
                                            a federal savings bank


                                            By:      /s/ Frederick H. Denecke
                                               -------------------------------
                                            Print Name:  Frederick H. Denecke
                                                        ----------------------
                                            Its:     Vice President
                                                 -----------------------------




                             (Signatures Continued)

                                            Signature Page to Colonial Realty
                                            Limited Partnership Credit Agreement



                                            COMERICA BANK



                                            By:      /s/ Jessica L. Kempf
                                               -------------------------------
                                            Print Name:  Jessica L. Kempf
                                                        ----------------------
                                            Its:     Account Officer
                                                 -----------------------------




                             (Signatures Continued)

                                            Signature Page to Colonial Realty
                                            Limited Partnership Credit Agreement



                                            U.S. BANK NATIONAL ASSOCIATION a
                                            national banking association



                                            By:      /s/ Maureen A. Dunne
                                               -------------------------------
                                            Print Name:  Maureen A. Dunne
                                                        ----------------------
                                            Its:     Senior Vice President
                                                 -----------------------------




                             (Signatures Continued)

                                            Signature Page to Colonial Realty
                                            Limited Partnership Credit Agreement



                                            COMPASS BANK,
                                            an Alabama banking corporation



                                            By:      /s/ Johanna A. Duke Paley
                                               --------------------------------
                                            Print Name:  Johanna A. Duke Paley
                                                        -----------------------
                                            Its:     Senior Vice President
                                                 ------------------------------




                             (Signatures Continued)

                                            Signature Page to Colonial Realty
                                            Limited Partnership Credit Agreement



                                            BRANCH BANKING & TRUST COMPANY



                                            By:   /s/ Christopher E. Verwoerdt
                                               --------------------------------
                                            Print Name:Christopher E. Verwoerdt
                                                      -------------------------
                                            Its:     Vice President
                                                 ------------------------------




                             (Signatures Continued)

                                           Signature Page to Colonial Realty
                                           Limited Partnership Credit Agreement



                                            AGENT:

                                            SOUTHTRUST BANK,
                                            an Alabama banking corporation


                                            By:      /s/ Sidney Clapp
                                               -------------------------------
                                            Print Name:       Sidney Clapp
                                                        ----------------------
                                            Its:     Assistant Vice President